VAN ECK GLOBAL

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002




VAN ECK FUNDS                                              VAN ECK FUNDS II
    ASIA DYNASTY FUND                                         MID CAP VALUE FUND
          GLOBAL HARD ASSETS FUND
                 GLOBAL LEADERS FUND
                            INTERNATIONAL INVESTORS GOLD FUND
                                    TROIKA DIALOG FUND
                                           U.S. GOVERNMENT MONEY FUND




                          GLOBAL INVESTMENTS SINCE 1955

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The first half of 2002 was a positive period for Asian equities marked by strong performance relative to U.S. stocks and developed markets. Attractive valuations at the start of the year were a major contributor to these positive results. We also believe that economic fundamentals in Asia are on a reasonably sound footing. The Asian markets, while not impervious to slowing global growth, continued to show resilience to broad developed market instability, ongoing terrorist threats in the wake of September 11, U.S. corporate scandals, and financial contagion related to the Argentinean debt crisis. Asian markets were, in fact, among the world's top performers during the time period. In this environment, the Van Eck Asia Dynasty Fund gained 4.70% in the first half of the year, outperforming the Morgan Stanley Capital International (MSCI) Far East ex-Japan Free Index,* which rose 4.21%.

MARKET REVIEW

The outstanding performer among Asian markets during the first half was Indonesia, which returned 54%+ in U.S. dollar terms. This was followed by Thailand's return of 36% and South Korea's gain of 17%. The worst performers were Hong Kong and Taiwan, which fell 7% and 3%, respectively. Most markets gave back some of their first-quarter gains during the second quarter. As consensus formed about a slackening in the recovery rate for the U.S. economy, expectations for export growth from the Asian region were moderated. Consequently, domestic demand emerged as the key driver of economic and stock market performance. One byproduct of this has been a progressively lower correlation++ with major developed stock markets during the first half of 2002.

The Fund's largest weighting at the start of the year was in TAIWAN, accounting for 22.4% of total net assets. This weighting declined modestly to 20.2% by the end of June. The technology sector in Taiwan suffered as an incremental pickup in end-user demand proved elusive. The financial services sector, on the other hand, attracted foreign funds as a wave of mergers and acquisitions kept interest high. The Taiwanese dollar appreciated over the first half. Although this has not helped the export plays, it is reflective of stronger capital flows into Taiwan, which have been boosting domestic liquidity.

The Fund's weighting in the SOUTH KOREAN market (27.4% of the Fund's total net assets as of June 30) increased substantially during the first half. One of the primary positives for the market was strong domestic demand. Unfortunately, South Korea lost a large part of its first quarter gains during the second quarter. Currency-sensitive exporters were weak and the fixation on the soccer World Cup led to declining trading volume in the stock market. In addition, the government's attempts to dampen strong domestic consumer credit demand resulted in a drag on the market. The Bank of Korea also acted to cool down the broader economy, initiating a rate tightening cycle in May.

The Fund remained consistently underweight in the HONG KONG market (18.8% of net assets) during the first six months of the year. The Fund's holdings were heavily weighted toward stocks that are not significantly exposed to the domestic economy. Having lagged the region-wide rally in the first quarter, there was a brief wave of excitement in the market as property stocks surged. However, the excitement soon wore off and the market ended down 7% for the first half. Deflationary pressures persist in Hong Kong, which is not good news for property stocks. Although affordability of residential real estate remains high, confidence is low and, in that environment, property prices are unlikely to increase. A declining dollar will likely help Hong Kong's competitiveness in the second half due to the currency link.

On the other hand, we have been positive on CHINA (8.1% of net assets). We are less optimistic, however, about the two large mobile telecommunications stocks, China Mobile and China Unicom (3.3% and 0.0% of net assets, respectively), which dominate the universe. Utility and oil stocks performed strongly while auto stocks struggled. Economic data has been mildly encouraging, with strong exports and foreign direct investment.

We maintained an overweight position in INDIA (9.8% of net assets), where, as usual, domestic factors prevailed. Another standoff with Pakistan over the disputed Kashmir region mired sentiment, particularly for foreign investors. Additionally, violent clashes between Hindus and Muslims in the State of Gujarat overshadowed the market in April. Economic growth has been much as expected, but consumer discretionary types of businesses have been reporting strong numbers.

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

The Fund's weighting in MALAYSIA (6.8% of net assets) more than doubled during the period and is now close to neutral versus the benchmark index. The Malaysian market gained 4% in U.S. dollar terms during the period. This gain would have been better were it not for Prime Minister Mahathir's surprise announcement of his retirement, which caused some weakness in stock prices toward the end of the second quarter. The market had been speculating on this event for some time and, although the initial reaction was a sell-off, the market has subsequently recovered as prospects for an orderly succession improve. The macroeconomic outlook continues to impress. Domestic demand is picking up nicely and banks are starting to lend again, particularly to consumers. Many top-tier stocks look fully valued and, therefore, the Fund has concentrated on stocks in the second tier.

We remain underweight in SINGAPORE (2.5% of net assets), mostly due to a paucity of good investment opportunities rather than a strongly negative view from the top down. The Straits Times Index[++] was flat (in U.S. dollar terms) during the period. The external sector has been struggling, and the domestic demand story is not as strong as those of its immediate neighbors, such as Malaysia and Indonesia.

THAILAND was one of the outstanding Asian markets during the first half, returning 36% in U.S. dollar terms. The best performances were in the energy, financial and property sectors. Like many Asian economies, the macro story is one of improving domestic demand. Car and property sales are very strong and there is some hope that banks will be increasing their lending activities. The Fund remains overweight in this country at 2.9% of net assets.

INDONESIA (3.9% of net assets), undoubtedly the star in Asia, rose 54% in U.S. dollar terms. Nevertheless, valuations remain very cheap and the Fund will remain overweight for the time being. The currency strengthened 19% over the period due to foreign portfolio inflows driven by successful external debt restructuring, progress on corporate privatization, and the sale of troubled loans.

THE OUTLOOK

We remain positive on the outlook for Asian markets overall and we expect them to continue their outperformance of developed markets in the near term. The most notable aspect of these economies over the last six months has been the emergence of stronger domestic demand.

We believe that the U.S. and global economy will reaccelerate in the second half of the year, which will undoubtedly be positive for Asian markets. However, unlike the past, hopes are not pinned on the improvement in the export outlook. The emergence of consumer demand has become equally as important; strong global growth would be a bonus.

As investors in the U.S. focus on corporate shenanigans, it is refreshing to note that, generally speaking, companies in Asia are in much better shape. Put simply, the Asian Crisis of 1997/98 exorcised many corporate demons that had previously existed. Corporate governance is getting broadly better, not worse. Free cash flow is positive for the first time in many years, and companies are arguably under-levered.

We believe that Asian markets will be a rewarding place to invest in the second half of this year. We would like to thank you for your participation in the Van Eck Asia Dynasty Fund, and we look forward to working with you in the future.

[PHOTO]

/s/ DAVID A. SEMPLE
-------------------
DAVID A. SEMPLE
PORTFOLIO MANAGER

July 9, 2002

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

     All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Morgan Stanley Capital International (MSCI) Far East ex-Japan Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately ten Asian markets (excluding Japan). "Free" indicates that the Index includes only shares available for purchase by foreign (e.g., U.S.) investors.

+ All individual country returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock markets; for example, the Indonesian market is measured by the Jakarta Composite Index.

++ Source: Standard & Poor's Micropal AIM. Please note that +1.00 is a "perfect" correlation, meaning moves exactly in tandem. -1.00 is a "perfect negative" correlation, meaning moves exactly opposite.

[++] The Straits Times Index is a modified market capitalization-weighted index comprised of the most heavily weighted and active stocks traded on the Stock Exchange of Singapore.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/02
--------------------------------------------------------------------------------
AVERAGE ANNUAL                   AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                     SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 3/22/93)       0.43%           1.08%
--------------------------------------------------------------------------------
5 year                              (6.37)%         (5.25)%
--------------------------------------------------------------------------------
1 year                              (0.58)%          5.50%
--------------------------------------------------------------------------------
Year-to-date                        (1.29)%          4.70%
--------------------------------------------------------------------------------
B shares--Life (since 9/1/93        (1.46)%         (1.46)%
--------------------------------------------------------------------------------
5 year                              (6.18)%         (5.92)%
--------------------------------------------------------------------------------
1 year                               0.21%           5.21%
--------------------------------------------------------------------------------
Year-to-date                        (0.47)%          4.53%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 5.75%
  B shares: maximum contingent deferred sales charge is 5.00%


                              GEOGRAPHICAL HOLDINGS
                              AS OF JUNE 30, 2002+

           [DATA BELOW REPRESENT A PIE CHART IN THE PRINTED MATERIAL.]

                            South Korea         27.4%
                            Taiwan              20.2%
                            Hong Kong           18.8%
                            India                9.8%
                            China                8.1%
                            Malaysia             6.8%
                            Indonesia            3.9%
                            Thailand             2.9%
                            Singapore            2.5%

+ Geographical weightings add up to more than 100% due to a negative "Other
  Assets Less Liabilities" position (see pg. 32).

                                ASIA DYNASTY FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2002*
--------------------------------------------------------------------------------

SAMSUNG ELECTRONICS CO. LTD.
(SOUTH KOREA, 5.5%)
Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

KOOKMIN BANK
(SOUTH KOREA, 5.1%)
Kookmin Bank provides various commercial banking services such as deposits, credit cards, trust funds, foreign exchange transactions and corporate finance.

TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD.
(TAIWAN, 4.6%)
Taiwan Semiconductor manufactures integrated circuits based on its proprietary designs. The company offers a comprehensive set of integrated circuit fabrication processes to manufacture CMOS logic, mixed-mode, volatile and non-volatile memory and BiCMOS chips.

KANGWON LAND, INC.
(SOUTH KOREA, 3.7%)
Kangwon Land is a casino and hotel services provider located in the Kangwon province of South Korea. The company is developing gaming and entertainment facilities. Kangwon also operates, under their gaming licenses, a number of gaming tables and slot machines for domestic and international customers.

CHEIL COMMUNICATIONS, INC.
(SOUTH KOREA, 3.6%)
Cheil Communications provides a wide range of marketing services such as new product development and advertisement, brand management, advertising budget analysis, and advertising effectiveness evaluation. The company also creates, prints, publishes and produces promotional and advertising materials.

BENQ CORP.
(TAIWAN, 3.4%)
Benq manufactures and markets computer peripheral, communication, and consumer electronic products. The main products are multimedia displays, keyboards, scanners, mobile phones and CD-ROM drives.

CHINA MOBILE (HONG KONG) LTD.
(CHINA, 3.3%)
China Mobile provides GSMcellular services in China, with more than 70% market share. The company now operates cellular networks in 21 provinces after acquiring assets in an additional eight provinces in June 2002. It is the world's largest cellular operator (as measured by subscriber base) in any single country.

HYUNDAI MOBIS
(SOUTH KOREA, 3.2%)
Hyundai Mobis manufactures and markets automotive parts and equipment such as automotive service components, modules and systems. The company also produces industrial machinery, military vehicles and transportation containers. In addition, Hyundai contracts environmental projects, including sewage treatment plant and industrial waste water plant construction.

ADVANTECH CO. LTD.
(TAIWAN, 2.9%)
Advantech manufactures and markets embedded personal computers, network computing products, industrial automation products and panel PCs.

LI & FUNG LTD.
(HONG KONG, 2.9%)
Li & Fung, through its subsidiaries, operates an export trading business. The company exports consumer products such as garments, fashion accessories, toys, games, sporting goods, home furnishings, handicrafts, shoes, travel goods and tableware.

----------
*Portfolio is subject to change.

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Global Hard Assets Fund returned 19.15% during the first half of 2002, significantly outperforming the Goldman Sachs Natural Resources Index,+ which gained only 0.84%. The Fund also provided superior returns versus the general market as measured by the Standard & Poor's (S&P) 500 Index++ and the Nasdaq Composite Index,++ which both experienced double-digit declines during the period. Skittish investors looking for a place to hide from the constant deluge of bad news coming from Wall Street found hard asset investments rewarding. Several hard asset sectors, such as gold and real estate, were among the strongest performers for the period. Hard assets, given their low correlation* to more traditional financial asset classes, provided shareholders some relief from the freefalls experienced in broad equity markets.

MARKET REVIEW

In general, macro- and micro-economic conditions favored hard assets during the first half and we see this trend continuing in the near term. Global growth was stronger than expected and leading indicators of growth continue to point higher. The Federal Reserve maintained its easy monetary policy throughout the period, and will likely remain accommodating in the near term. This policy is good for economic growth and has historically proven to be particularly beneficial to cyclical stocks. The supply/demand conditions in most natural resource sectors were also favorable. Dollar weakness served to increase commodity demand (foreign currency strength implies more pricing power for dollar-based commodities) as well as hindered supply in some cases, which benefited hard asset securities.

In contrast, most financial markets experienced continued volatility during the first six months of 2002. Two years in a row of negative performance, followed by another 13% drop in the S&P 500 Index, marked the worst broad market performance since the early 1970s. Post-September 11 nervousness, increasing doubts about the integrity of U.S. accounting practices, a weakening dollar, and falling equity markets sent investors scrambling to protect their assets. In short, hard assets emerged as an attractive investment in a difficult environment as strong conditions in most natural resource sectors rewarded investors.

GOLD shares continued to positively impact the performance of the Fund throughout the period. Increased investment demand was the main cause of rising gold and gold-mining share prices. Investors began to recognize the value of gold as a prudent diversification vehicle in times of uncertainty and trouble. Weakness in the dollar, doubts about business integrity, falling equity prices, continued violence in the Middle East and fears of a new terror attack in the U.S. boosted gold and gold-mining shares to new 21/2-year highs. Also, gold supply was reduced by mine deliveries into outstanding forward-sold positions.

Producer hedging has become a dominant theme in the market. Hedging is a way of locking in a gold price for future production. While this can provide surety of earnings, it limits participation to upside moves in the gold price. Investors have shown a preference for non-hedgers as seen by the pricing premiums afforded to companies with policies against hedging. The Fund has benefited from the spectacular returns achieved by various unhedged producers. For example, Gold Fields Limited (2.1% of the Fund's total net assets as of June 30) turned in the best first-half performance with a gain of 132%. The Fund held an approximate 16% weighting in the gold sector at the end of the period.

REAL ESTATE securities (7.9% of net assets as of June 30) were also positive contributors to performance, as REITs (Real Estate Investment Trusts) returned 13.54% during the period as measured by the Morgan Stanley REIT Index.++++ With long-term return expectations for the general stock market adjusted downward, income has become an important source of investment return for shareholders. Real estate's strong performance and steady dividend growth during a period overshadowed by bearish market sentiment proved to be attractive to many investors.

In terms of the real estate market, we reduced the Fund's exposure to the United States and increased exposure to Japan and Europe. A combination of high valuations and deteriorating fundamentals in the domestic real estate market helped highlight more attractive opportunities abroad. Also contributing to the decision to pare down domestic holdings was a desire to diversify out of dollar-denominated assets as we anticipated weakness in the dollar. Overseas, depressed stock prices offered attractive risk/reward opportunities in several countries, such as Japan, Hong Kong and Spain.

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

Stock selection in the PAPER AND FOREST PRODUCTS sector was also beneficial to Fund performance. Demand conditions improved while producer discipline has been very strong on the supply side. Also, industry concentration has increased substantially. For example, the top three newsprint producers command a 70% market share today, in contrast to the 25% market share they held during the last cycle. In addition, industry consolidation will likely continue, further supporting positive conditions. The Fund had a 14.7% exposure to the paper and forest products sector at June 30. We see this weighting remaining high as, in our opinion, there is little downside price risk and catalysts will likely push pricing significantly higher in coming months.

ENERGY, while providing solid returns overall during the first half, suffered toward the end of the second quarter. Natural gas inventories are close to record highs and demand has been negatively affected due to substitution by nuclear power, hydropower, and coal. Furthermore, initial indications of supply data suggest second quarter production may be higher than market expectations. If this scenario materializes, current inventory injection rates will result in record inventories of natural gas during the heating season, further depressing prices. Finally, pricing differentials in various regions in the U.S. and Canada suggest short-term price weakness. However, we strongly believe that the long-term story is intact and view recent weakness as a buying opportunity. We feel that demand will outpace supply for the next several years, leading to higher prices. The Fund ended June with a 40.7% allocation to the energy sector.

THE OUTLOOK

We continue to believe that positive fundamentals exist in most hard asset sectors. Leading indicators of demand continue to point toward stronger growth in the second half of the year and monetary and fiscal conditions remain favorable. Indeed, evidence continues to mount that the world's central bankers will continue to be accommodative in the foreseeable future. Weakness in the greenback is also likely to continue, which should support pricing power for dollar-based commodities. Moreover, anecdotal evidence from companies we speak with are indicating a moderate but strengthening demand pickup. Most coincident commodity indicators confirm that view.

We plan to maintain the Fund's high weighting in the gold and precious metals market. Also, we are somewhat bullish on the paper and forest arena, where we see newsprint performing strongly on the back of improving demand. Following a profitable first half in the real estate sector, we are beginning to turn to more attractive opportunities elsewhere. We plan to add to our exposure to the oil service sector as we believe exceptional value is evident in this market after the recent collapse in share prices.

We would like to thank you for your participation in the Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

[PHOTO]                     [PHOTO]

/s/ DEREK S. VAN ECK        /s/ SAMUEL R. HALPERT
--------------------        ----------------------
DEREK S. VAN ECK            SAMUEL R. HALPERT
PORTFOLIO MANAGER           MANAGEMENT TEAM MEMBER

July 16, 2002

----------
  The Indices listed above are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ The Goldman Sachs Natural Resources Index is a capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

++The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

++ The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

++++ The Morgan Stanley REIT Index is a total return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

* 1.00 is a "perfect" correlation, meaning moves exactly in tandem. -1.00 is a "perfect negative" correlation, meaning moves exactly opposite.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/02
--------------------------------------------------------------------------------
AVERAGE ANNUAL                    AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                      SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 11/2/94)        7.55%           8.39%
--------------------------------------------------------------------------------
5 year                               (1.41)%         (0.24)%
--------------------------------------------------------------------------------
1 year                                6.98%          13.54%
--------------------------------------------------------------------------------
Year-to-date                         12.29%          19.15%
--------------------------------------------------------------------------------
B shares--Life (since 4/24/96)        4.23%           4.23%
--------------------------------------------------------------------------------
5 year                               (1.22)%         (0.85)%
--------------------------------------------------------------------------------
1 year                                7.79%          12.79%
--------------------------------------------------------------------------------
Year-to-date                         13.81%          18.81%
--------------------------------------------------------------------------------
C shares--Life (since 11/2/94)        8.01%           8.01%
--------------------------------------------------------------------------------
5 year                               (0.79)%         (0.79)%
--------------------------------------------------------------------------------
1 year                               11.98%          12.98%
--------------------------------------------------------------------------------
Year-to-date                         17.79%          18.79%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 5.75%
  B shares: maximum contingent deferred sales charge is 5.00%
  C shares: 1.00% redemption charge, first year

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

                              GEOGRAPHICAL HOLDINGS
                               AS OF JUNE 30, 2002

           [DATA BELOW REPRESENT A PIE CHART IN THE PRINTED MATERIAL.]

                    United States                      48.4%
                    Canada                             23.2%
                    Australia                           9.0%
                    South Africa                        6.9%
                    Russia                              3.6%
                    Other Assets Less Liabilities       2.8%
                    United Kingdom                      2.6%
                    Other Countries                     2.2%
                    France                              1.3%



                                 SECTOR HOLDINGS
                               AS OF JUNE 30, 2002

           [DATA BELOW REPRESENT A PIE CHART IN THE PRINTED MATERIAL.]

                    Energy                             40.7%
                    Precious Metals                    18.1%
                    Paper & Forest Products            14.7%
                    Industrial Metals                  11.7%
                    Real Estate                         7.9%
                    Other                               3.2%
                    Other Assets Less Liabilities       2.8%
                    Agriculture                         0.9%

                             GLOBAL HARD ASSETS FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2002*
--------------------------------------------------------------------------------

NORSKE SKOG CANADA LTD.
(CANADA, 3.6%)
Norske Skog produces newsprint and groundwood specialty papers in western North America. The company serves the publishing and commercial printing industries. Norske Skog also produces sawdust-based pulp.

TALISMAN ENERGY, INC.
(CANADA, 2.8%)
Talisman Energy is an independent oil and gas producer. The company has operations in Canada, the North Sea, Indonesia and Sudan. Talisman is also conducting exploration in Algeria and Trinidad.

SAPPI LTD.
(SOUTH AFRICA, 2.8%)
Sappi is a producer of pulp, paper and timber products. The company owns and manages plantations, pulp and paper mills, saw and mining timber mills, particleboard plants and upgrading facilities. Sappi is one of the leaders in the coated fine paper market. Sappi has production operations in North America, Europe and Africa.

NEWCREST MINING LTD.
(AUSTRALIA, 2.8%)
Newcrest Mining is a gold-mining, exploration and production company. The company's exploration projects include Telfer and Boddington, which are located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

OCCIDENTAL PETROLEUM CORP.
(U.S., 2.6%)
Occidental Petroleum explores for, develops, produces, and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer, and ethylene dichloride, as well as specialty chemicals. Occidental also has an interest in petrochemicals.

CHEVRONTEXACO CORP.
(U.S., 2.5%)
ChevronTexaco is an integrated energy company with operations in countries located around the world. The company conducts operations in oil and gas exploration and production, oil and gas refining and marketing, power, and chemical manufacturing. ChevronTexaco markets petroleum products under brand names such as Chevron, Texaco, Caltex, Havoline and Delo.

DOMINION RESOURCES, INC.
(U.S., 2.5%)
A diversified utility holding company, Dominion Resources generates, transmits, distributes and sells electric energy in Virginia and northeastern North Carolina. The company produces, transports, distributes and markets natural gas to customers in the Northeast and Mid-Atlantic regions of the United States.

BARRICK GOLD CORP.
(CANADA, 2.4%)
Barrick is an international gold company with operating mines and development projects in the United States, Canada, South America, Australia and Africa.

TIMBERWEST FOREST CORP.
(CANADA, 2.4%)
TimberWest owns timberland and two lumber manufacturing facilities. The company also has the rights to Crown timber tenures. TimberWest sells and trades logs, and produces lumber products for export markets.

PLACER DOME, INC.
(CANADA, 2.4%)
Placer Dome is a gold-mining company holding interests in mines located in Australia, Canada, Chile, Papua New Guinea, South Africa and the United States.

----------
*Portfolio is subject to change.

                               GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We write to you following what has been one of the more difficult six-month investment periods in recent history, due primarily to the poor results of the second quarter. Unfortunately, this challenging time follows two negative performance years for global equity investors. World stock markets reacted negatively to several factors including the unraveling U.S. corporate accounting scandals, the ongoing threat of terrorism, and the unstable geopolitical environment. Many individual markets tested the lows reached in 2001, following the tragic events of September 11. Given this backdrop, the Van Eck Global Leaders Fund declined 12.06% in the first half of the year, with most of the loss occurring in the second quarter. By comparison, the benchmark Morgan Stanley Capital International (MSCI) World Index* fell 8.82% (in U.S. dollar terms) during the first half of the year, wiping away its modest 0.34% gain of the first quarter.

OVERVIEW

Buoyed by significant fiscal stimulus in the form of lower interest rates, global economies showed strength through the end of the first quarter, led by the economic recovery in the U.S. The second quarter, however, marked a dramatic shift in the upward momentum that characterized the previous two quarters. Any potential positive impact the recovering economies may have bestowed on financial markets was mitigated by several factors. The U.S. dollar's decline against the euro, the yen and other currencies raised questions about the impact on world trade, corporate profits, investment returns, and the sustainability of a global economic recovery. Ongoing terrorist threats against the United States, combined with unrest in the Middle East, India and Pakistan, contributed to the malaise. Not least of all, U.S. businesses came under significant pressure as the Enron scandal unraveled. This seemed to unleash a series of shocking revelations concerning corporate misdeeds and questionable accounting practices among several major U.S. businesses. Adding further insult in the U.S. were conflicts of interest within the financial services industry that implicated sell-side analysts and investment bankers, poor earnings visibility, and a sense of a faltering economic recovery. All combined, this fueled a deep crisis of confidence among investors--to an extent not experienced since the 1973-1974 fallout. (Unfortunately, at the time of this writing in July, negative sentiment continued to accelerate value erosion, and the damage wrought by the current bear market had exceeded that of the early 1970s.)

THE UNITED STATES

In the U.S., early assumptions about the magnitude of the economic recovery have been pared back by economists. Inventory rebuilding, the main driver of the first quarter's robust economic growth, failed to keep pace and resulted in a more modest growth rate in the second quarter.

U.S. equity markets also reversed their first quarter trend (with the large-cap Standard & Poor's (S&P) 500 Index** losing 13.15% in the first half). Positive economic conditions proved an ineffective salve for investors. While several factors were to blame (as mentioned above), investor confidence appeared most shaken by what seemed like daily news about companies using aggressive accounting to inflate profits and place management's interests above those of shareholders. The litany of corporate governance issues has had some positive impacts, however. In an effort to restore investor confidence, many companies have curtailed spending and refocused attention on repairing stretched balance sheets. Additionally, tighter lending practices on the part of financial institutions have further inhibited corporate spending activity.

In this environment, continued economic growth will depend on the resilience of the consumer. As the year progresses, however, the consumer may become more financially stretched. The unemployment rate climbed to 5.9% in June and job growth is not expected to improve until next year, when it is anticipated that corporations will return to more normal spending patterns. In the interim, monetary policy should remain supportive of the consumer, with the Federal Reserve committed to keeping rates low. With the pace of growth slowing and earnings under pressure, the Federal Reserve (after lowering rates 11 times last year) appears to have delayed any plans of raising interest rates.

In addition to the decline in equities, the U.S. dollar has fallen substantially. Year to date, its 10% decline, on a trade-weighted basis, against both the euro and yen reflects the loss of appetite for U.S. equities on the part of both foreign and domestic investors. (At the time of this writing in July, the euro surpassed the dollar for the first time in its two-year

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                               GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

history.) A continued or more rapid decline in the dollar could lead investors to demand a premium for holding U.S. assets to offset the currency risk and further delay a return of capital to the U.S. markets.

On a more positive note, efforts to restore balance sheets, to control spending, and to reduce costs should translate into powerful leverage for corporate profits when the American economy recovers.

EUROPE

Within Europe, despite improvements in business and investor confidence, equity markets followed the U.S. and turned south. The region declined 4.60% as measured by the MSCI Europe Index+ (in U.S. dollar terms). In the Eurozone, manufacturing activity in June reached its highest level since early 2001. However, the pace of economic expansion was modest, particularly in Germany, the region's largest economy. In June, lower energy and food prices kept inflation below the European Central Bank's (ECB) 2% target. As is currently the case in most of the developed world, little or no pricing power and ample capacity have helped keep a lid on inflation.

As mentioned above, the euro has appreciated more than 10% against the U.S. dollar this year. This shift in the currency could yield mixed results. The currency's strength has helped keep inflation in check and has removed expectations of a near-term hike in interest rates; the net result could be an increase in domestic demand and continued economic growth. However, the risk remains that the currency's rise could serve to curtail exports, which would negatively impact economic growth. Europe, much like the rest of the world, has been the beneficiary of strong U.S. consumer demand--demand that could be impaired by the currency shift.

JAPAN

The divergence of economic conditions and equity market performance was absent in Japan. This was particularly evident during the second quarter, as Japan reported economic growth of 1.4% and equities rose 6.56% as measured by the MSCI Japan Index++ (in U.S. dollar terms). Strong export activity continued to drive Japanese equities higher during the year (up 8.16% through June 30), providing fuel for the domestic economy, which has shown signs of improvement in terms of consumer and business confidence. However, economic recovery is still on shaky ground as, once again, rating agencies lowered the rating on its sovereign debt and persistent deflation has driven consumer prices lower for 32 consecutive months.

As in other regions, Japan is not immune to the weakening U.S. dollar. Given that Japan's recovery has been export driven, further yen strength could threaten to put a halt to a Japanese recovery. However, Japan does hold a few other cards that can be used to turn around its economy. We remain optimistic that the yen will not continue its recent trend of appreciation, and that an export-led recovery will remain in place and ultimately spill over into the domestic economy.

ASIA

Weak global demand for personal computers and falling semiconductor prices contributed to declines in Asian technology stocks, particularly chip manufacturers. However, the dollar's weakness, improving global economies, and superior growth prospects will continue to benefit these markets. Additionally, valuations are at more attractive levels compared to U.S. equities.

FUND REVIEW

The Fund's underperformance relative to its benchmark is primarily attributable to stock selection. Specifically, U.S. technology and media stocks, as well as stocks within the financial services sector, were the biggest drags on Fund performance in the first half.

Technology stocks were negatively impacted as the absence of corporate spending and slower-than-anticipated economic growth led to reductions in earnings expectations. Both sector-wide and company-specific accounting issues affected the Fund's holdings in media and financial services. Within media, we found company-specific accounting issues not to be a factor for the Fund's holding in Clear Channel Communications (1.5% of the Fund's net assets as of June 30) and we subsequently took advantage of the stock's weakness to increase the position. Within financial services, company-specific accounting issues relating to Marschollek, Lautenschlaeger and Partner, a German financial services company, were found to be valid and the Fund's holding in the company was eliminated.

In terms of sector allocations, the Fund benefited from an underweight position (relative to the MSCI World Index) in telecommunications and an

                               GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

overweight position in consumer staples. Overcapacity, high debt levels, low subscriber growth and current corporate scandals continue to haunt stocks within the telecommunications sector, particularly those in the more mature markets of the U.S. and Europe. The Fund's holdings in this sector have been concentrated on companies with strong financials and those within the higher growth emerging markets.

THE OUTLOOK

Although economic growth worldwide slowed in the second quarter from the rapid pace seen in the first quarter, it is still expected to approach 2.5% for 2002. Both strong economic data and an improvement in corporate profits will be pivotal for global equity markets to build momentum. However, a recovery in profits may prove difficult given the backdrop of benign inflation, excess capacity, and the absence of pricing power. At the same time, central banks continue to be accommodative and are remaining neutral on monetary policy. Slower economic growth and low inflation have dampened the need for an increase in interest rates.

In the U.S., corporate scandals and geopolitical concerns are curbing investor's appetite for risk, pushing the major stock indices to lows not seen since 1997. Also, it appears that the U.S. has lost its image as a safe-haven for both domestic and foreign investors. Currently, more favorable valuations and greater growth prospects can be found in foreign companies in both developed and emerging markets. Looking ahead, however, we are confident that the U.S. will regain its leadership position, but it may take some time to recover the losses sustained from the dramatic retrenchment of equity investors. Long term, we believe that a well diversified global investment approach makes sense as part of an overall sound portfolio.

We would like to thank you for your participation in the Van Eck Global Leaders Fund, and we look forward to working with you in the future.

[PHOTO]                            [PHOTO]

/s/ SHEILA HARTNETT-DEVLIN         /s/ DAVID J. BURNS
--------------------------         ---------------------
SHEILA HARTNETT-DEVLIN             DAVID J. BURNS
CO-PORTFOLIO MANAGER               CO-PORTFOLIO MANAGER
FIDUCIARY TRUST                    FIDUCIARY TRUST
COMPANY INTERNATIONAL              COMPANY INTERNATIONAL

July 18, 2002

  All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted benchmark that tracks the performance of approximately 23 world stock markets. The Index is based on the reinvestment of dividends less any withholding taxes on foreigners who do not benefit from a double taxation treaty ("net dividends"). The Index aims for 60% of the total market capitalization for each market that is represented in the Index. The companies included in the Index replicate the industry composition of each global market. The chosen list of stocks includes a representative sampling of large-, medium- and small-capitalization companies and investment funds are not eligible. Companies with restricted float due to dominant shareholders or cross ownership are avoided.

**Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

                               GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

+ The Morgan Stanley Capital International (MSCI) Europe Index includes approximately 600 companies representing approximately 13 European countries. The average company has a market capitalization of about $2 billion. It is a total return index in US$ with net dividends reinvested.

++The Morgan Stanley Capital International (MSCI) Japan Index is designed to measure the performance of the stock market of Japan. It includes about 60% of the aggregate market value of the stock exchange. The Index is presented with net dividends in U.S. Dollars.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/02
--------------------------------------------------------------------------------
AVERAGE ANNUAL                    AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                      SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 12/20/93)        0.87%           1.57%
--------------------------------------------------------------------------------
5 year                                (5.04)%         (3.90)%
--------------------------------------------------------------------------------
1 year                               (26.89)%        (22.44)%
--------------------------------------------------------------------------------
Year-to-date                         (17.06)%        (12.06)%
--------------------------------------------------------------------------------
B shares--Life (since 12/20/93)        0.98%           0.98%
--------------------------------------------------------------------------------
5 year                                (4.61)%         (4.38)%
--------------------------------------------------------------------------------
1 year                               (26.69)%        (22.86)%
--------------------------------------------------------------------------------
Year-to-date                         (16.63)%        (12.24)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*   A shares: maximum sales charge is 5.75%
B shares: maximum contingent deferred sales charge is 5.00%

                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2002

                               GLOBAL LEADERS FUND
                  REPRESENTATIVE HOLDINGS AS OF JUNE 30, 2002*
--------------------------------------------------------------------------------

RAYTHEON CO.
(U.S., 3.0%)
Raytheon provides products and services in the areas of military and commercial electronics, communication, aircraft surveillance and intelligence systems, and missile and aircraft manufacturing. Raytheon targets the commercial aerospace, defense and military aviation markets. We expect the shares to achieve double-digit earnings growth due to increased government defense spending amid the environment of geopolitical uncertainty and continued threats of terrorism.

DANSKE BANK A/S
(DENMARK, 2.5%)
Danske Bank is a leading financial services firm in the Nordic region with branches and subsidiaries throughout the region. The company has six key operating divisions: retail banking, mortgage finance, wholesale banking, brokerage, asset management, and insurance. Led by an excellent management team, Danske's diversified business mix provides a superior risk/reward profile relative to other Nordic banks.

SCHERING AG
(GERMANY, 2.5%)
Schering is a healthcare company, manufacturing pharmaceutical products and equipment. The company's business is concentrated in the areas of Female Health, Therapeutics and Imaging. Schering produces hormone therapeutics, treatments for Multiple Sclerosis, Alzheimer's and Parkinson's diseases, cancer, stroke, cardiovascular and skin disorders, as well as x-ray, MRI, ultrasound and diagnostic equipment. We anticipate that revenue growth will be derived from its strong existing drug portfolio and new product development.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FANNIE MAE)
(U.S., 2.4%)
Fannie Mae buys and holds mortgages, and issues and sells guaranteed mortgage-backed securities to facilitate housing ownership for low- to middle-income Americans. Created by Congress in 1938 to promote home ownership, it became a public company in 1970. The continuing environment of low interest rates has resulted in a robust refinancing cycle that has led Fannie Mae to record volumes of business and strong earnings. Increasing levels of home ownership and rising property values should continue to drive demand for mortgages and lead to mid-teen earnings growth for Fannie Mae.

BP PLC
(UK, 2.2%)
BP is an integrated oil and petrochemicals company with operations in over 100 countries. The company explores for and produces oil and natural gas, refines, markets, and supplies petroleum products, generates solar energy, and manufactures and markets chemicals. BP offers a better risk/reward profile versus other integrated oil companies due to its lower cost of production and its greater ability to withstand commodity price volatility.

RECKITT BENCKISER PLC
(UK, 1.9%)
Reckitt Benckiser manufactures and distributes a wide range of household, toiletry, pharmaceutical and food products throughout the world. Commonly known brands include Airwick(R), Spray'n Wash(R), Glass Plus(R), Wizard(R), Woolite(R), Vanish(R), Resolve(R), Easy Off(R), Lysol(R), French's(R) mustard, Cattlemen's(R) barbeque sauce and Frank's RedHot(R). The company's diverse revenue base makes it less likely to suffer negative earnings impacts due to dramatic currency shifts. Cost savings and strong sales growth in its core brands should continue to grow earnings at levels above the industry average.

NOMURA SECURITIES CO. LTD.
(JAPAN, 1.8%)
Nomura is a securities company providing financial services in the areas of brokerage, underwriting and securities distribution. Nomura is a multinational company with subsidiaries worldwide and is a member of the New York and London Stock Exchanges. Nomura's ability to generate superior trading profits from both retail and institutional client groups has enabled them to maintain their leadership position among the largest Japanese securities firms.

ALUMINUM CORP. OF CHINA LTD. (CHALCO)
(CHINA, 1.0%)
CHALCO is a producer of alumina and primary aluminum in China. The company refines bauxite into alumina and smelts alumina to produce primary aluminum. China has an abundance of bauxite (the basic material for aluminum) and its aluminum consumption levels are among the highest in the world. Strong demand for automobiles and housing will likely keep aluminum consumption on the rise and be the key driver for earnings growth.

                               GLOBAL LEADERS FUND
                  REPRESENTATIVE HOLDINGS AS OF JUNE 30, 2002*
--------------------------------------------------------------------------------

CHINA MOBILE (HONG KONG) LTD.
(CHINA, 0.6%)
China Mobile, through its subsidiaries, provides cellular telecommunication services in the People's Republic of China. Sector dynamics differ in China in that cellular penetration levels are low compared to more developed markets. China Mobile continues to benefit from increased subscriber growth and market share gains, as demand for mobile phones remains strong.

MAZDA MOTOR CORP.
(JAPAN, 0.4%)
Mazda, affiliated with Ford Motor Corp., manufactures and sells automobiles, trucks, auto parts, and accessories. The company sells sports cars including RX-7 and Roadster (MX-5 Miata). Mazda has subsidiaries in the U.S., Canada, Germany, Australia, Thailand, and Italy. Mazda is poised to benefit from its affiliation with Ford, as recent cost cutting and restructuring efforts are expected to increase profit margins. Additionally, Mazda is in the process of launching a series of new models, which should drive earnings growth in the later half of 2002 and into 2003.

----------
*Portfolio is subject to change.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the net asset value of the Van Eck International Investors Gold Fund soared from $5.36 per share at the end of 2001 to $9.19 per share at the end of June 2002, providing a year-to-date return of 71.46%. The net asset value reached a high of $10.67 per share on May 28, up 99% from its 2001 year-end value. The Fund's rise was driven by the price of gold, which rose from $278.95 an ounce at the end of 2001 to $330.55 an ounce on June 4. It closed at the end of June at $314.45 an ounce, up 12.7% from year end 2001.

The Fund's performance put it in sixth place among all U.S.-based open-end mutual funds for the twelve months ended June 30, 2002, according to Lipper Analytical Services.* The Fund's strong performance was due primarily to exposure to unhedged producers, acquisition activity, and "junior" producers.

REVIEW

Many gold shares, particularly those of unhedged gold producers, achieved spectacular returns in the first half. Among the major gold-mining companies, Gold Fields Limited (10.6% of the Fund's total net assets as of June 30) turned in the best first half performance with a gain of 132%. Producer hedging has become a dominant theme in the market. Hedging is a way of locking in a gold price for future production. While this can provide surety of earnings, it limits participation to upside moves in the gold price. Investors have shown a preference for companies with policies against hedging, as these companies have outperformed their peers who hedge during the first half. The Fund has benefited from this, as our five largest holdings are non-hedgers.

Another facet of the gold industry that has benefited the Fund in the first half is the continuing consolidation of the sector through mergers and acquisitions. Acquisition targets typically command a premium price from the acquirer. The Fund held four such target companies in the first half--Corner Bay Silver, TVX Gold, Brancote, and AurionGold. These holdings represented 1.0%, 3.9%, 2.4% and 2.5% of Fund assets at June 30, respectively, for a total weighting of 9.8%. As companies within the portfolio have been acquired or merged, the Fund must find additional companies in which to invest in order to maintain a sufficient level of diversification.

Fortunately, the gold price strength over the past year has rejuvenated the junior mining sector and provided management with opportunities to establish or grow positions in smaller gold companies with promising projects. Many junior companies have gold resources that become economic at gold prices above $300 per ounce. After suffering through years of low gold prices, these companies have been able to raise new funds through equity financings to develop projects, pay back debt, or buy back hedges. The Fund participated in a number of these equity offerings in the first half, thereby increasing our exposure to the junior sector to 22 companies, equal to approximately 14% of the Fund.

In general, increased investment demand was the main cause of rising gold and gold-mining share prices. Institutional investors, high net-worth individuals, hedge funds and Japanese investors have begun to recognize the value of gold as a prudent diversification vehicle in times of uncertainty and trouble. This asset class has historically had a low to negative correlation++++ with traditional investments. Thus, adding gold-oriented assets to a portfolio can potentially reduce the risks associated with investing solely in more traditional investments. Weakness in the dollar, doubts about the recovery and integrity in business and profits, falling equity prices, continued violence in the Middle East and fears of a new terror attack in the U.S. boosted gold and gold-mining shares to new 21/2-year highs. Also, gold supply was reduced by mine deliveries into outstanding forward-sold positions.

THE OUTLOOK

Recent developments, in our view, raise the possibility of a double-dip recession and credit contraction. The growth of private sector debt has slowed down from its past twenty-year average annual growth rate of 7.9%. The housing mortgage boom is propped up by low interest rates, but corporate business debt growth has slowed from an 11.6% annual rate in 1998 to a 0.3% annualized rate in the first quarter of this year. Debt growth may be reaching a cyclical limit in spite of the Federal Reserve's very easy monetary policy. If so, the large size of the private sector debt, $14.8 trillion (141% of GDP) at the end of March, may become a serious financial imbalance which could require a long period of debt deleveraging and overcapacity restructuring to correct. The disclosure of corporate, accounting

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

and stock analysts' fraud in reporting profits has reduced the level of investor confidence. The Standard & Poor's 500 Index+ and the Nasdaq Composite Index++ recently made new lows--falling even below September 2001 levels--confirming a bear stock market according to some analysts. The spread between high-yield corporate bonds and 30-year Treasuries has widened from 535 basis points in May to 742 basis points recently, raising questions of a possible eventual "credit crunch." The Federal Open Market Committee reported in June that "the growth in final demand appears to have moderated." The number of loans in foreclosure at the end of the first quarter has risen, raising the possibility that the housing boom may be reaching an exhaustion point. Housing spending is already slowing down compared to household income. The percent of personal savings to disposable income turned up to 1.6% in 2001, 2.9% in the first quarter of 2002 and 3.1% in May after falling from approximately 9% in the early 1990s to 2000's record low of 1%. To this point, the President of the B.I.S. (Bank for International Settlements) and Chairman of its Board of Directors recently declared on the occasion of the Bank's Annual Meeting on July 8 that an increase "in the U.S. saving rate is both likely and desirable."

Historically, when broad markets have performed poorly, investors have turned to alternatives such as the dollar or gold. During the past twelve months, gold has been one of the few sectors to turn in positive performance. The U.S. dollar, on the other hand, has recently shown weakness after a long period of continued strength. Falling confidence in the U.S. currency may prove beneficial to gold and gold-oriented assets as they have typically had a strong inverse correlation to the dollar. In our opinion, there are two major risks to confidence in the dollar: foreign exchange and long-term inflation.

The foreign exchange risk is that there could be an unexpected, large withdrawal of private short-term funds from the dollar and consequent global monetary and economic disorder, as was last seen in Britain in 1931. The development of the dollar as the world's reserve currency constituted an extraordinary demand for dollars. This enabled the U.S. to run large current-account deficits. The current-account balance, which was in surplus in 1990, fell to a deficit of $393 billion (4% of GDP) last year. It was a record $112.5 billion in the first quarter of 2002.

                             U.S. DOLLAR LIABILITIES
                                   1970 - 2002

                                 [CHART OMITTED]


U.S. current-account deficits and flights into the dollar from weaker currencies contributed to huge dollar liabilities. Net foreign indebtedness is close to $2,300 billion. Interest payments on this growing debt continue to rise. To sustain the dollar, the U.S. needs to attract some $1.2 billion of net overseas funds a day. In the second half of 2001, net direct investment plus purchases of corporate stocks were minus $16 billion. However, demand for bonds remained strong. Since its peak in January, the dollar has fallen approximately 13% in terms of the yen and the euro. Foreign bond investors, accordingly, have suffered negative returns. This factor and the recent economic and corporate earnings slowdown in the U.S. may now make dollar assets less attractive. Foreigners may reduce or even reverse their flow of capital to the U.S. Historically, since the collapse of the Bretton Woods system of fixed exchange rates in 1971, the dollar has gone through two extended periods of weakness--in the 1970s and, again, from 1985 to 1995.

                        TRADE WEIGHTED U.S. DOLLAR INDEX
                                   1970 - 2002

 6/72    6/74    6/76   6/78    6/80   6/82    6/84    6/86    6/88   6/90   6/92   6/94   6/96   6/98   6/2000  6/2002
------  ------  ------  -----  -----  ------  ------  ------  -----  -----  -----  -----  -----  ------  ------  ------
108.51  100.16  106.64  93.53  85.20  119.14  136.26  111.31  95.40  91.15  83.72  89.62  87.82  101.17  106.84  106.15

The current weakness may represent the beginning of another of these big movements. This might

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

finally result in an international run on the dollar or a weakening of the world dollar standard.

A major long-term threat is the risk of eventual higher secular inflation, possibly after a deflationary cyclical period. Although the monetary policy of low interest rates combined with high rates of debt monetization may be reaching an ineffective stage, central banks may continue to monetize debt without limit, as in Japan. Fiscal policy may be resorted to in order to maintain growth. Total Federal deficit spending is officially forecast to run at least until 2005 and may be approximately $150 billion this year. It may partially offset a possible decline in net business investment, but it does not ensure a correction of the remaining imbalances and an increase in overall corporate profitability. "Automatic fiscal stabilizers" may delay the correction of the imbalances and make them greater. Government spending may stretch out the correction period, as seen in Japan. Although the U.S. public-sector expenditure as a percent of GDP is among the lowest in the world, an increase in government spending represents a transfer of private savings from the potentially productive, wealth-creating, job-creating and innovative net investment sector to the non-productive and economically deadening sector. If prolonged, it may risk the maintenance of stability in the financial system. The larger and the longer the Federal debt grows, the greater the probability that the huge total debt may eventually prove to be too burdensome. Total outstanding U.S. debt has already grown 4.5 fold from $4.4 trillion (135% of GDP) in 1981 to $19.6 trillion (207% of GDP) at the end of March 2002, up an average annual rate of 7.7%.

                              TOTAL DEBT/GDP RATIO
                                  1970 - 2002

                                 [CHART OMITTED]

Some of the world's leading monetary authorities have evidently already adopted the policy of gradually "inflating" the debt away through compromising "price stability" and accepting approximately 2% rates of inflation. If the debt becomes more burdensome, policymakers may attempt to raise the rate of inflation to reduce the rising cost of servicing it (historically, the favorite way for governments to rescind old debt), rather than to allow it to be "deflated away" as in the 1930s through a serious depression. Long-term investors have to face the risk that the current price premium included in long-term bond prices for estimated future inflation may be too low.

The Federal Reserve's current policy of relatively low interest rates and high rates of monetization has, in effect, rewarded indebtedness while providing little to no benefit to the creditor. The anti-saver consequences of current monetary policy have reached the stage where short-term investments have discriminatingly low and even negative real yields.

                      REAL 12 MONTH TREASURY INTEREST RATES
                                   1970 - 2002

                                 [CHART OMITTED]

For instance, today's twelve-month Treasury bills yield 2.35%. The Labor Department C.P.I. year-over-year increase for May was 1.2%. However, the Federal Reserve Bank of Cleveland's 12-month median consumer price index in April rose 3.8%. Retail prices, which are down from a year ago, have recently turned up. Core services prices turned up at the beginning of 2000 and are now rising at an annualized clip of about 4%. The most recent reading of the University of Michigan's household inflation expectations shows an expected increase of slightly more than 3% over the next 12 months,

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

and a bit more than 31/2% on average over the next five years. Trillions of dollars' worth of savings are subject to the risk of deteriorating purchasing power. As long as the public believes that low and even negative real yields are a short-term condition and that consumer prices may fall, current monetary and fiscal policies may be maintained. Investors who are looking for a fair inflation-adjusted return must be willing to accept riskier investments or, as in the 1970s, they may diversify their portfolios with stronger currencies, real assets or gold. However, once the public acknowledges the probability that current monetary policies may continue long term and result in sustained low returns on interest-bearing accounts (CDs, T-bills, money market funds), investor confidence in economic policies, in financial assets and in the dollar may be undermined. The public may seek alternative investments such as gold.

The probabilities of this scenario are unknown. However, we believe investors may become more risk averse and seek to preserve wealth by diversifying their portfolios with small allocations to gold and gold-mining shares. The ensuing growing investment demand and continued reduction in supply by mine deliveries into forward-sold positions may well be positive for gold-oriented markets.

Since its high on May 28, the International Investors Gold Fund has been "correcting" its rapid pace--a healthy correction that we believe was long overdue. While profit-taking was inevitable as investors position themselves for the next move, we feel the fundamentals that have driven gold and gold shares to new yearly highs remain in place.

We appreciate your participation in the Van Eck International Investors Gold Fund and look forward to working with you in the future.

[PHOTO]                    [PHOTO]

/s/ JOHN C. VAN ECK        /s/ JOSEPH M. FOSTER
-------------------        ----------------------
JOHN C. VAN ECK            JOSEPH M. FOSTER
CHAIRMAN                   MANAGEMENT TEAM MEMBER

July 9, 2002

----------
     Please note that precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. Investors should be aware that current market conditions resulting in the extremely high performance of the gold sector may not continue.

* According to Lipper Analytical Services, the Fund ranked sixth out of 9,672 U.S.-based open-end mutual funds for the one-year time period, 1,934 out of 4,315 for the five-year time period and 1,043 out of 1,163 for the 10-year time period as of June 30, 2002. The rankings are based on total returns at net asset value. Sales charges are not taken into account. For funds with multiple share classes, only the largest is included. Past performance is no guarantee of future results.

     The Indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

++ The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

+++++1.00 is a "perfect" correlation, meaning moves exactly in tandem. -1.00 is a "perfect negative" correlation, meaning moves exactly opposite.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/02
--------------------------------------------------------------------------------
AVERAGE ANNUAL                   AFTER MAXIMUM     BEFORE SALES
TOTAL RETURN                     SALES CHARGE*     CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 2/10/56)       9.19%             9.33%
--------------------------------------------------------------------------------
20 year                              4.58%             4.89%
--------------------------------------------------------------------------------
15 year                             (1.71)%           (1.32)%
--------------------------------------------------------------------------------
10 year                              0.16%             0.76%
--------------------------------------------------------------------------------
5 year                              (1.94)%           (0.77)%
--------------------------------------------------------------------------------
1 year                              75.38%            86.03%
--------------------------------------------------------------------------------
Year-to-date                        61.51%            71.46%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

* A shares: maximum sales charge is 5.75%


                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2002

          [DATA BELOW REPRESENT A PIE CHART IN THE PRINTED MATERIAL.]

                    Canada                             28.6%
                    South Africa                       24.3%
                    United States                      22.1%
                    Cash/Equivalents                    8.5%
                    Australia                           7.8%
                    Other Assets Less Liabilities       3.4%
                    United Kingdom                      2.4%
                    Peru                                1.5%
                    Norway                              0.9%
                    Mexico                              0.5%

                               TROIKA DIALOG FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to inform you that the Van Eck Troika Dialog Fund appreciated 27.50% during the first half of 2002 and 57.56% since the Fund's start date on August 1, 2001.* This compares favorably to the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Europe Index(1), which gained only 11.05% during the first six months of the year and 36.28% since the Fund's start date.

MARKET REVIEW

Despite the low correlation** of emerging markets, particularly Russia, to developed markets such as the U.S., emerging markets are still held hostage by developed market sentiment and investment capital flows. To that effect, a 16% rally in emerging Europe during the first six weeks of the second quarter quickly vaporized in response to global investor sentiment marked by an 11% decline of the Dow Jones Industrial Average(2) and a 21% decline of the Nasdaq Composite Index.(3) This created an atmosphere of heightened risk adversity, shifting capital away from risky investments and into U.S. and Euroland fixed income securities over the last six weeks. This "flight to quality", combined with the Argentine financial crisis and contagion effect on Brazil, caused the JP Morgan Emerging Markets Brady Bond Composite Price Index (EMBI+)(4) to decline by approximately 6% during the last six weeks.

We have seen a divergence in emerging sovereign risk and investors are beginning to make distinctions between individual emerging markets. The EMBI+ Russia Index declined by only 1.2% during the last six weeks, while Brazil and Turkey declined by 18.6% and 10.5%, respectively. The macroeconomic fundamentals of countries such as Hungary, Poland and the Czech Republic are now more difficult to ignore within the emerging market context, despite their small size relative to Argentina, Equador and Brazil.

A lack of fiscal discipline in Poland has led to budget deficits in the order of 4% of GDP for the last couple of years. This has caused an accumulation of sovereign debt stock, which, fortunately, is priced at low yields due to the strong zloty. With European Union (EU) member states seeking to tap into lower cost labor pools, the CE3 (Hungary, Poland and the Czech Republic) have received large cross-border capital flows in the form of foreign direct investment, which is accelerating as these countries are about to join the EU. Markets in the CE3 have performed much better than Western Europe, with Hungary (5.9% of the Fund's total net assets as of June 30) and the Czech Republic (2.3% of net assets) up 13% and 25% year to date++, respectively. Poland (0.0% of net assets) declined 1% year to date.

Higher-than-expected tax collections in Russia (the Fund had 67.1% of net assets in Russia at June 30) and a stable but expanding economy (i.e., 3.5% to 4% GDP growth estimate for 2002) have led to Russia's advance payments on sovereign debt and reduced future debt servicing requirements. Russia's lower amount of sovereign debt outstanding, combined with a growing economy, has led to more favorable yields on sovereign debt and an improved credit rating outlook. This sovereign rerating has found its way into equity market valuations, with the Russian RTS Index(5) up 36% year to date. The Russian oil sector has outperformed due to higher-than-expected global oil prices on the back of Middle East tensions, the possibility of a U.S.-led military strike on Iraq, Iraqi negotiations of its food-for-fuel program with the United Nations, and potential supply disruptions on the North Sea. Besides the external factors within the industry, we see dramatic differences in corporate management style and strategy, which have led to significantly different operating results. Lukoil and Surgutneftegaz (8.3% and 4.1% of net assets) have not focused on production growth, while YUKOS and Sibneft (12.2% and 2.8% of net assets) have increased production by an estimated 25% and 19%, respectively, year on year. This has proven to be an effective strategy for the latter in the current higher oil price environment, with their share prices appreciating by 85% and 156% year to date. Outside of the oil sector, we have seen the following developments: telecoms were beaten down by negative sentiment from developed market peers and industry reform has been moving at a snail's pace; Sberbank (3.6% of net assets), representing the banking sector, rallied by 129% year to date, coming closer to its calculated fair value; and, a major upset for the electricity sector as government stipulated tariffs, driven by concerns over inflation, proved to be much lower than anticipated.

                               TROIKA DIALOG FUND
--------------------------------------------------------------------------------

It is ironic that improving corporate governance standards are a major driver of growth in emerging markets at a time when the U.S. model of capitalism has come under attack in the wake of the Enron, Tyco, and Worldcom scandals. As investment managers positioned in the local Moscow market, we maintain close contact with company management and sometimes advise them on proper corporate governance practices. Over the last two years, we have seen narrowing discounts to fair value at a number of companies in emerging markets due to their improved transparency, reporting and honesty with shareholders. While we continue to believe in what we are preaching, we hope that this positive trend is not spoiled by a few bad apples in corporate America. Investors will no longer take the leap of faith into America's equity culture without a heightened sense of skepticism.

FUND REVIEW

We attribute the Fund's 16.45% relative outperformance of its benchmark to our decision to retain an overweight position in Russia and an underweight position in Poland. Comparing earnings multiples, we see that Russia remains the least expensive market in the region with a price-to-earnings ratio (P/E) of roughly
7.8 versus Hungary's P/E of 11, the Czech Republic's P/E of 14 and Poland's P/E of 15. Using asset-based multiples, the value in Russia is even more attractive on a relative basis. However, growth in the CE3 looks likely to expand over the next year as we approach EU accession.

For the first half of 2002, we believed that there was significant potential for downside risk due to Russia's high reliance on oil exports and the effect of the EU's growth slowdown on the CE3. We also believed that oil-factor risk was implied in almost all market sectors in Russia, given the high contribution of the oil sector to aggregate demand. For this reason, we maintained an underweight position in the oil sector (between 40% and 50% versus the market's 75% oil weighting). Meanwhile, oil prices have been high for a longer period than most analysts had expected and the Fund could have performed better with a higher oil sector weighting. However, this would have entailed accepting a higher level of risk.

THE OUTLOOK

While oil prices remain high and socialist budgeting practices in Poland prevail, we will maintain our current underweight position in Poland and overweight position in Russia. We realize, however, that the oil price scenario can change rapidly and we are prepared to make prompt changes to our asset allocation if necessary. Generally, political transition does not happen overnight. Hungary and the Czech Republic may be more attractive places in which to invest the Fund's assets, depending on the recovery in the EU. While Russia is cheap on both relative earnings and asset multiples, the growth prospects of the CE3 are tempting. We suspect that an EU recovery toward the end of 2002 will likely lead to growth in the CE3--especially in Poland, where a large percentage of exports are destined for Germany. The CE3 should be a leveraged play on EU growth.

We see the structural reforms undertaken by Russia as the next driver of the economy and as prerequisites for stable growth in the event that oil prices subside. Structural reforms will lead to a broader market as companies in sectors other than oil will be listed and tap into capital markets. The Russian banking sector is of particular importance now, given the exceptionally low amount of consumer and domestic industrial debt relative to disposable income. With declining inflation and interest rates, a new and better qualified team at Russia's Central Bank, and a stable political environment, we see the banking sector as not only an attractive place to invest, but also as fuel for growth in the entire economy. After the recent passage of mortgage banking and land sale laws, a huge amount of wealth previously trapped in the form of real estate will be mobilized.

We continue to believe that the CE3 plus Russia provide an excellent means of obtaining exposure to both growth and value. The region also provides for a well diversified portfolio ranging from Russia's natural resources to the CE3's pharmaceuticals, manufacturers, banks and telecoms.

                               TROIKA DIALOG FUND
--------------------------------------------------------------------------------

We would like to thank you for your participation in the Van Eck Troika Dialog Fund and we look forward to working with you in the future.

[PHOTO]

/s/ TIMOTHY D. MCCARTHY
-----------------------
TIMOTHY D. MCCARTHY
PORTFOLIO MANAGER
TROIKA DIALOG ASSET MANAGEMENT LTD.


[PHOTO]                            [PHOTO]

/s/ OLEG LARICHEV                  /s/ PAVEL TEPLUKHIN
------------------------           ----------------------
OLEG LARICHEV                      PAVEL TEPLUKHIN
MANAGEMENT TEAM MEMBER             MANAGEMENT TEAM MEMBER
TROIKA DIALOG ASSET                TROIKA DIALOG ASSET
MANAGEMENT LTD.                    MANAGEMENT LTD.

July 10, 2002

     Investors should be aware that emerging market investments are subject to extreme volatility. Because of this, they should be viewed as a complement to a broad-based portfolio. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities and may therefore at times be illiquid.

* Although the Fund has been in existence since April 7, 2000, prior to August 1, 2001, it was managed by a different investment adviser and operated with substantially different objectives and policies. After a shareholder vote, the Fund's name was changed from Van Eck Emerging Markets Vision Fund to Van Eck Troika Dialog Fund, the investment universe became equity securities of companies in Central and Eastern Europe, Russia and the former Soviet Union, and the investment adviser became Troika Dialog Asset Management.

** 1.00 is a "perfect" correlation, meaning moves exactly in tandem. -1.00 is a "perfect negative" correlation, meaning moves exactly opposite.

     All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Morgan Stanley Capital International (MSCI) Emerging Europe Index currently consists of the following four emerging market countries: Czech Republic, Hungary, Poland and Russia. It is designed to broadly and fairly represent the full diversity of business activities in those markets.

(2) The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

(3) The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

(4) The JP Morgan Emerging Markets Bond Indices Plus (EMBI+) track total returns for external-currency-denominated debt instruments of the emerging markets: Brady Bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments.

(5) The RTS (Russian Trading System) Index is a capitalization-weighted index that is calculated in U.S. dollar terms. The Index is comprised of stocks traded on the Russian trading system.

++ All individual country returns are for country-specific stock markets; for example, the Czech Republic market is measured by the Prague Stock Exchange PX 50 Index.

                               TROIKA DIALOG FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/02
--------------------------------------------------------------------------------
AVERAGE ANNUAL                     AFTER MAXIMUM     BEFORE SALES
TOTAL RETURN                       SALES CHARGE*     CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 8/1/01)         48.41%           57.56%
--------------------------------------------------------------------------------
Year-to-date                          20.14%           27.50%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge is 5.75%

                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2002

          [DATA BELOW REPRESENT A PIE CHART IN THE PRINTED MATERIAL.]

                    Russia                            67.1%
                    Cash/Equivalents                  14.9%
                    Hungary                            5.9%
                    Sweden*                            5.3%
                    Other Assets Less Liabilities      2.5%
                    Czech Republic                     2.3%
                    Croatia                            2.0%

* The Swedish holding company, Vostok Nafta Investment Ltd., has a large proportion of its assets invested in Gazprom, a Russian oil company.

                               TROIKA DIALOG FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2002*
--------------------------------------------------------------------------------

YUKOS
(RUSSIA, 12.2%)
YUKOS is one of the largest oil companies in Russia in terms of reserves, and it continues to acquire new oil fields and smaller competitors. YUKOS produced over 60 million tonnes of oil last year and is one of the most profitable oil companies in Russia. It has become one of the most transparent companies and most improved in terms of corporate governance behavior over the last few years.

LUKOIL HOLDING CORP.
(RUSSIA, 8.3%)
Lukoil is currently the largest Russian oil company in terms of reserves and production with over 80 million tonnes of oil produced last year. It is also the most geographically diversified, with down-stream refining and retail distribution assets throughout Russia, Eastern Europe and even in the U.S., after its acquisition of Getty last year.

UNIFIED ENERGY SYSTEMS
(RUSSIA, 7.5%)
UES is Russia's electricity monopoly. It controls the electrical distribution grid, owns between 38% and 51% of most regional electricity-generating companies, and has higher stakes in certain regional generators and hydro-electric plants. The company and the industry is undergoing a major transformation which should result in much more efficient operations.

VOSTOK NAFTA INVESTMENT LTD.
(SWEDEN, 5.3%)
Vostok Nafta seeks to create long-term capital growth by investing in the oil industry. The company offers consulting and management services to Vostok Oil Ltd. Vostok Nafta is registered in Bermuda. Vostok Nafta has a large proportion of its assets invested in Gazprom. The Fund invests in Vostok Nafta primarily as a means to obtain exposure to Gazprom.

TATNEFT
(RUSSIA, 4.2%)
Tatneft is situated in the Republic of Tartarstan, which is also a significant shareholder in the company. Tatneft, an oil production company, has diversified into tire and rubber manufacturing and owns over 300 gas stations.

SURGUTNEFTEGAZ
(RUSSIA, 4.1%)
Surgutneftegaz is the third-largest oil producer in Russia. While the company is one of the most efficient producers, it has focused on internal growth by exploiting its existing oil fields rather than purchasing new ones.

MINING & METALLURGICAL CO. NORILSK NICKEL
(RUSSIA, 3.6%)
Norilsk Nickel is one of the world's largest producers of platinum group metals, with more than 20% of the world's nickel, 35% of the world's palladium and 30% of the world's platinum production. The company recently initiated a campaign to improve its corporate governance track record and increase its transparency. The federal government also changed an old Soviet era law that maintained information regarding the company's inventory and reserves of platinum group metals as a state secret. With this restriction lifted, investors can more accurately assess the value of the company's assets.

SBERBANK
(RUSSIA, 3.6%)
Sberbank is the savings bank of Russia. It has a virtual monopoly on retail deposits due to an implicit guarantee of deposit insurance given that the majority owner of Sberbank is the Russian Government. It has more than a 75% market share of retail deposits and grants about 25% of the country's loans. It enjoys a net interest margin of over 5% and its return on equity is over 35%.

OTP BANK
(HUNGARY, 3.6%)
OTP is the predominant bank in Hungary, with a majority of the market share in the retail banking sector. Its performance, with a return on equity of over 25% and net interest margins of over 5%, consistently ranks OTP in the top category of emerging market banks. We see continued growth for OTP in the mortgage banking and consumer credit markets going forward.

AO MOSENERGO
(RUSSIA, 3.0%)
Mosenergo produces and distributes electricity and thermal energy within Moscow and the Moscow region. The company has a monopoly on energy in the Moscow market. Mosenergo also supplies electricity to the wholesale market. The company operates branch offices, power stations and electrical networks.

----------
*Portfolio is subject to change.

                           U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The Van Eck U.S. Government Money Fund continues to meet its objectives as an investment that provides a high degree of safety and daily liquidity. It also serves to assist investors who wish to employ our exchange privileges or to use our check-writing privileges. The Fund's seven-day average yield was 0.34%* and its 30-day average yield was 0.41% on June 28, 2002.

During the first half of 2002, the yield on three-month Treasury bills averaged 1.74%. Treasury bill rates remained low as the Federal Reserve has maintained a fed funds target rate of 1.75%. The Fed has kept monetary policy quite stimulative in hopes of ensuring a sustainable economic recovery. While the economy seemed to be gaining momentum in the first quarter, stock market weakness in the second quarter seemed to unnerve investors and will probably lead the Fed to maintain its easy monetary policy stance for the balance of the year. Due to the stability in the fed funds target, the rates on three-month T-bills have been in a fairly tight range for most this year. Three-month T-bill rates topped out in mid-March at 1.85% and ended the first half of the year at 1.69%. We look for money market rates to rise as signs of an economic recovery become apparent and investors begin to discount the end of monetary easing by the Federal Reserve. We feel this scenario may not play out until early 2003.

The Fund's investment strategy continues to emphasize safety by investing in short-term United States Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. These obligations are the most conservative money market investments and offer the highest degree of security since they are backed by the United States Government.** Of course, shares of the Fund are not guaranteed by the United States Government and there can be no guarantee that the price of the Fund's shares will not fluctuate.*** Repurchase agreements allow us to take advantage of higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by United States Treasury obligations with maturities of less than five years. In addition, your Fund has possession of the collateral.

We plan to continue our current investment strategy, keeping an equal weighting between U.S. Treasury bills and repurchase agreements over time. However, when repurchase agreements offer an attractive yield pick-up over Treasury bills, we will look to place more emphasis on repurchase agreements.

The U.S. Government Money Fund offers daily liquidity and check-writing privileges, providing the kind of convenient access to cash not available in many other types of investments. The Fund also provides an excellent base from which investors may transfer money into or out of other members of the Van Eck Family of Funds.+

We appreciate your participation in the Van Eck U.S. Government Money Fund and look forward to helping you meet your investment objectives in the future.

[PHOTO]

/s/ GREGORY F. KRENZER
-----------------------
GREGORY F. KRENZER
PORTFOLIO MANAGER

July 17, 2002

----------
  * Performance data represents past performance and is not indicative of future results.

 ** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

*** There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

  + Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Van Eck Funds. The Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

ON JUNE 7, 2002, VAN ECK MID CAP VALUE FUND (FORMERLY VAN ECK GROWTH AND INCOME
FUND) AND VAN ECK TOTAL RETURN FUND WERE COMBINED TO CREATE THE FUND. SINCE JANUARY 1, 2002, VAN ECK ASSOCIATES CORPORATION HAS SERVED AS INVESTMENT ADVISER TO THE FUND AND JOHN A. LEVIN & CO., INC. HAS SERVED AS THE FUND'S SUB-ADVISER.

Dear Shareholder:

We write to you following one of the more difficult six-month performance periods in recent market history--one that represented a steady decline in equity values on the heels of two consecutive down years for U.S. stock markets. Although there were some isolated oases amid the negative landscape, many American companies have been severely penalized by investors in 2002. Needless to say, this has been an extremely challenging period for investment managers, but it is a period that we believe is a temporary aberration. The Van Eck Mid Cap Value Fund lost 13.84% in the six months ended June 30, 2002. The Fund's negative performance parallels that of the major indices, large-cap as well as mid-cap. For the period, the large-cap Standard & Poor's (S&P) 500 Index* lost 13.15%. Although your Fund is not managed to parallel the performance of a specific index benchmark, it is tracked against the Russell 2500 Value Index,+ which gained 4.72%, and the Russell 2500 Index,++ which fell 5.22% for the period. We hope this letter provides insight regarding the performance of the Fund as compared to the Russell indices.

MARKET & ECONOMIC REVIEW

The first and second quarters of this year were studies in contrast. The relative strength shown by U.S. equities in the first quarter--particularly in the month of March--appeared to signal a continuation of the economic recovery that began in the fourth quarter of 2001. The small-cap Russell 2000 Index[++] led the equity rebound by posting a gain of 3.98% for the quarter; by comparison, the S&P 500 was up a scant 0.28% and the Nasdaq Composite Index++++ lost 5.30%. Fueling the apparent economic recovery were consumer spending and an increase in manufacturing and business inventories, not to mention that Federal Reserve Chairman Alan Greenspan conveyed much optimism in his outlook for the U.S. economy. In the first quarter, the U.S. economy grew 6.1%--its strongest performance in two years.

By contrast, the second quarter proved to be one of the worst three-month periods in recent market history, and was dubbed a "memorably unpleasant quarter" by THE WALL STREET JOURNAL. Whatever gains were tallied earlier in the year were wiped out in the second quarter by the combined weight of "Enron-itis" and mounting corporate scandals, lackluster earnings, ongoing terrorist threats against the U.S., geopolitical instability (the Middle East, India and Pakistan), and a falling U.S. dollar. The U.S. economy seemed to pause, with capital spending (particularly on technology) and job creation lagging, despite the unflagging support of the consumer. However, while American consumers appeared content to continue spending money and to take on additional debt, domestic and foreign investors shunned stocks, reflecting a very deep erosion in trust and confidence.

The second quarter was a particularly volatile period marked by significant divergences in market valuations. Certain stocks and industry groups posted significant price gains (notably the mining, home construction, savings and loan, healthcare and trucking sectors), while other stocks and sectors declined precipitously, particularly technology (including the semiconductor, biotechnology and telecommunications sectors). Despite isolated gains, the period spared few equity investors. Even this year's best performing asset class, small-cap stocks, suffered in the second quarter (the Russell 2000 Index ended the first half down 4.70%). Unfortunately, at the time of this writing, the month of July has proven even more difficult. U.S. stock markets have now dipped to levels not seen since 1997, and the perception of a market in despair continues to dominate.

FUND REVIEW

At John A. Levin & Co., sub-adviser to your Fund, we follow a value-oriented investment philosophy. We attempt to identify securities of strong U.S. companies that are currently undervalued in relation to their intrinsic worth, and that hold promise of rebounding through identifiable catalysts. We do this using a fundamental, research-intensive, bottom-up stock selection process. Our approach includes investing in companies that may have complex elements. This year, however, investors have shunned these imperfect situations, especially those involving

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

accounting questions, legal uncertainties or higher levels of debt. Negative sentiment has accelerated a vicious cycle of value erosion, and we acknowledge that this is understandable in light of the significant capital losses and corporate misdeeds that have occurred among several major U.S. businesses. Nevertheless, we remain committed to our strategy of investing contra-momentum, which means that we attempt to sell stocks as they are increasing in value and to add to positions we are confident in as their prices decline. We do not attempt, however, to time the market, so pinpointing the optimal pricing moments--particularly when markets are steadily declining--can be a challenge.

Among those holdings that contributed to the Fund's negative performance in the first half were Advanced Energy Industries (integrated technology solutions), Photronics (semiconductors), Reliant Resources (energy), Watson Pharmaceuticals, and Adelphia Communications (which represented 2.1%, 2.4%, 3.8%, 0.0%, and 0.0%, respectively, of the Fund's net assets as of June 30). Advanced Energy and Photronics fell in the second quarter along with the semiconductor equipment segment of the technology sector. Ongoing FERC (Federal Energy Regulatory Commission) investigations into manipulation of California energy prices continued to impact Reliant Resources. Watson Pharmaceuticals suffered at the hands of the Food and Drug Administration (FDA), which rejected two promising drugs in development (Watson was sold from the portfolio in the first quarter). Of this group, Adelphia Communications proved the most disappointing and was sold from your Fund in June. When the initial investment in Adelphia was made in January 2002, we believed that the cable industry was on the cusp of a new era of growth and that the discounted Rigas-family-run Adelphia was in a good position to benefit. However, a series of managerial and accounting improprieties began to unravel in May and, by June 25, Adelphia had filed for Chapter 11 bankruptcy-court protection and was the focus of high-profile regulatory and criminal investigations.

On a more positive note, your Fund was helped during the period by several holdings, including Tupperware (consumer products; 4.5% of net assets), UICI (diversified financial services; 3.4% of net assets), Genelabs Technologies (biopharmaceuticals; 2.3% of net assets), and U.S. Steel (steel manufacturing; 2.7% of net assets). Tupperware benefited in the first quarter due to the strength of its working capital improvement plan, and due to its dividend yield which attracted investors seeking safety. UICI's stock price rose notably in the first quarter after it was added to the Standard & Poor's (S&P) SmallCap 600 Index.** Genelabs appreciated rapidly in the second quarter after announcing that it expects new FDA action in August on its new drug application for Aslera. Finally, U.S. Steel benefited in the second quarter from balance sheet improvement, news of favorable government price/tariff protections, and the improving economic outlook.

Finally, we would like to highlight two second-quarter additions to the Fund's portfolio that provide good examples of the types of companies we have been identifying in the current market. The Hain Celestial Group, your Fund's second-largest holding at June 30 (4.4% of net assets), is a good example of the type of company that reflects our process--and its current market capitalization of $530 million puts it in the small-cap rather than mid-cap category. Hain is a natural, specialty and snack food company, with such well-known natural food brands as Celestial Seasonings(R) teas, Hain Pure Foods(R), Garden of Eatin'(R), Terra Chips(R), and Earth's Best(R). Located in Melville, NY, the company is run by an entrepreneur (Irwin Simon, Chairman, CEO and Founder) and markets 26 brands with over 1,500 different products. In June, the company's stock hit a 52-week price low of $14.75 (its high was $28.12). Hain is in a high-growth business and, based on our research, the company is under earning, has cash on its balance sheet, and seems well positioned as an acquisition candidate. Thermo Electron Corp. (3.5% of net assets) is another good example of the situations we like for your Fund. The $3 billion company provides technology-based instruments, systems, and components that offer solutions for markets ranging from life sciences to telecommunications to food, drug and beverage production. Currently, these are all interesting growth areas of technology that are cyclically depressed. The company's stock hit a low of $15.00 in June, off a high of $24.60 in January. In both of these cases, we purchased shares of the companies as they neared their second-quarter lows, and we are focused on the long-term value creation of these ideas.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

THE OUTLOOK

The fundamental trust that underpins our market system has been damaged. This has occurred against a backdrop of global instability. With respect to the many sources of instability--terrorism; the intensifying showdown in the Middle East; and the threat of nuclear war between India and Pakistan, among others--we believe that these issues, or similar ones, will remain a feature of life for an extended period. This is likely to increase the volatility of all financial instruments for some time. At the same time, the impact of the U.S. economy has been benign this year, and has had little to do with influencing investors.

Despite what has been thus far an ANNUS HORRIBILIS for many investors, we believe that the markets are providing compelling opportunities, particularly for research-driven bottom-up investors like ourselves. Massive price dislocations have revealed a significant volume of undervalued companies that, in our estimate, offer more upside potential than downside risk. Our strategy of carefully identifying those 40 to 50 companies that represent a broadly diversified cross-section of the American economy--not that parallel the weightings of a specific unmanaged index--will position your Fund to benefit in a variety of recovery scenarios. Although we admit that our contra-momentum strategy has not worked well so far this year, we are confident that your Fund has a solid foundation to participate in a recovery, the exact timing of which remains difficult to pinpoint. In closing, we do believe that this difficult period represents a passing phase in the market, and we appreciate your patience.

We thank you for your investment in the Van Eck Mid Cap Value Fund, and we look forward to helping you meet your investment objectives in the future.

[PHOTO]                            [PHOTO]

/s/ JOHN (JACK) W. MURPHY          /s/ DANIEL M. THERIAULT
--------------------------         --------------------------
JOHN (JACK) W. MURPHY              DANIEL M. THERIAULT
SENIOR PORTFOLIO MANAGER           SENIOR PORTFOLIO MANAGER
JOHN A. LEVIN & CO., INC.          JOHN A. LEVIN & CO., INC.

July 24, 2002

     All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+ The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values.

++ The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2500 Index represents approximately 16% of the total market capitalization of the Russell 3000 Index.

[++] The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index.

++++ The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

** The Standard & Poor's (S&P) SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/02
--------------------------------------------------------------------------------
AVERAGE ANNUAL                    AFTER MAXIMUM     BEFORE SALES
TOTAL RETURN                      SALES CHARGE*     CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 1/1/02)        (18.80)%        (13.84)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge is 5.75%


                                SECTOR WEIGHTINGS
                               AS OF JUNE 30, 2002

          [DATA BELOW REPRESENT A PIE CHART IN THE PRINTED MATERIAL.]

                    Financial Services                  15.7%
                    U.S. Government Obligations         13.2%
                    Other Assets Less Liabilities       10.7%
                    Consumer Discretionary              10.6%
                    Consumer Staples                     9.2%
                    Energy                               9.1%
                    Producer Durables                    8.6%
                    Healthcare                           6.8%
                    Technology                           5.3%
                    Materials & Processing               4.1%
                    Auto & Transportation                3.5%
                    Utilities                            2.1%
                    Other                                1.1%

                               MID CAP VALUE FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2002*
--------------------------------------------------------------------------------

TUPPERWARE CORP.
(4.5%)
Tupperware manufactures and sells a broad line of consumer products for the home, including food storage and other containers, as well as a line of children's educational toys, serving products, and gifts. Tupperware's products are distributed worldwide primarily through the direct selling method of distribution.

HAIN CELESTIAL GROUP, INC.
(4.4%)
Hain Celestial markets, distributes and sells natural, organic, and specialty food products. The company sells its products nationally to food distributors, supermarkets and natural food stores. Hain's products include Celestial Seasonings(R) teas, Hollywood(R) cooking oils, and Boston Better Snacks(R).

RELIANT RESOURCES, INC.
(3.8%)
Reliant Resources provides electricity and energy services, focusing on the electric power industry in the United States and Europe. The company acquires, develops, and operates electric power generation facilities that are not subject to traditional cost-based regulation. Reliant also trades and markets power, natural gas, and other energy-related commodities.

THERMO ELECTRON CORP.
(3.5%)
Thermo Electron manufactures measurement instruments that monitor, collect and analyze information for various industries. The company provides services to biotechnology, pharmaceutical, clinical laboratory, healthcare, environmental, chemical, semiconductor, food and beverage, telecom, academic and government clients.

UICI
(3.4%)
UICI is a diversified financial services company which, through subsidiaries, offers insurance and financial services to niche consumer markets. The company also provides technology and outsourcing solutions to the insurance and healthcare community.

PHOENIX COMPANIES, INC.
(3.4%)
Phoenix Companies, the holding company of Phoenix Life Insurance Company, provides wealth management products and services which are distributed to advisors and institutions to serve the accumulation, preservation and transfer needs of the high-net-worth and affluent market. The company is a provider of insurance, investment and trust services.

UNITED STATES STEEL CORP.
(2.7%)
U.S. Steel produces, sells and transports steel mill products, coke, taconite pellets and coal. The company also manages mineral resources, develops real estate, and provides engineering and consulting services. In addition, they produce and sell steel mill products and coke through its U.S. Steel Kosice segment in the Slovak Republic.

BJ'S WHOLESALE CLUB, INC.
(2.7%)
BJ's operates a wholesale club chain in the eastern United States. BJ's offers its members a wide range of merchandise, including grocery items. The company also offers travel, muffler and brakes, fast food and one-hour photo services.

KPMG CONSULTING, INC.
(2.4%)
KPMG Consulting focuses on the Internet, systems integration, and assisting their clients in implementing their e-business strategies. The company's services include web architecture and design, business process design, media integration, systems integration, systems networking and outsourcing.

PHOTRONICS, INC.
(2.4%)
Photronics manufactures photomasks, which are high precision quartz plates that contain microscopic images of electronic circuits. The company's products are used to transfer circuit patterns onto semiconductor wafers during the fabrication of integrated circuits. Photronics operates manufacturing facilities in Asia, Europe and North America.

----------
*Portfolio is subject to change.

                                ASIA DYNASTY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)


NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

CHINA: 8.1%
        78,000 China Mobile (Hong Kong) Ltd.                          $ 231,001
        19,000 China Mobile (Hong Kong) Ltd.
                 (Sponsored ADR)*                                       277,780
       500,000 Denway Motors Ltd.                                       141,027
       240,000 Huaneng Power International, Inc.
                 (H Shares)                                             196,925
       205,000 Shanghai Industrial Holdings Ltd.                        395,547
                                                                   ------------
                                                                      1,242,280
                                                                   ------------
HONG KONG: 18.8%
       132,500 Asia Satellite Telecommunications
                 Holdings Ltd.                                          219,136
     2,300,000 China Eastern Airlines Corp. Ltd.
                 (H Shares)                                             386,285
       650,000 COFCO International Ltd.                                 197,918
       186,000 Esprit Holdings Ltd.                                     356,502
       335,000 Hopwell Holdings Ltd.                                    227,630
        21,000 Hutchison Whampoa Ltd.                                   156,828
       328,000 Li & Fung Ltd.                                           441,541
    2,636,000  Media Partners International
                 Holdings, Inc.                                         277,120
       900,000 Next Media Ltd.                                          242,309
       392,000 Star Cruises Ltd.                                        160,822
        46,000 Television Broadcast Ltd.                                195,795
                                                                   ------------
                                                                      2,861,886
                                                                   ------------
INDIA: 9.8%
       170,000 Bharti Tele-Ventures Ltd.                                118,471
        13,000 HDFC Bank Ltd. (ADR)                                     167,700
        31,000 Hero Honda Motors Ltd.                                   196,621
        31,500 Housing Development Finance
                 Corporation Ltd.                                       419,699
         2,950 Infosys Technologies Ltd.                                198,609
        84,400 Satyam Computer Services Ltd.                            399,890
                                                                   ------------
                                                                      1,500,990
                                                                   ------------
INDONESIA: 3.9%
    21,600,000 Lippo Bank Certificates (b)                                   --
       300,000 PT Astra International, Inc.                             146,333
       725,000 PT Telekomunikasi Indonesia                              312,034
        58,500 Unilever Indonesia Tbk                                   138,982
                                                                   ------------
                                                                        597,349
                                                                   ------------
MALAYSIA: 6.8%
        84,000 Genting Berhad                                           322,737
       125,000 IOI Corp.                                                200,658
        17,000 MAA Holdings Berhad                                       23,710
       127,000 Maxis Communications Berhad                              162,092
       600,000 Multi-Purpose Holdings Berhad                            206,842
        50,000 Perusahaan Otomobil Nasional Berhad                      125,658
                                                                   ------------
                                                                      1,041,697
                                                                   ------------

NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

SINGAPORE: 2.5%
       485,000 SembCorp Industries Ltd.                               $ 373,193
       100,000 SembCorp Industries Ltd. Warrants
                 (expiring 2/28/03)                                       2,829
                                                                   ------------
                                                                        376,022
                                                                   ------------
SOUTH KOREA: 27.4%
         5,300 Cheil Communications, Inc.                               555,112
        23,500 Hyundai Mobis                                            496,176
         4,250 Kangwon Land, Inc.                                       567,020
        16,152 Kookmin Bank                                             784,104
        30,000 Koram Bank                                               268,080
         4,700 KT Freetel                                               154,713
         2,000 POSCO                                                    221,945
         3,076 Samsung Electronics Co. Ltd.                             841,234
         1,300 SK Telecom Co. Ltd.                                      291,230
                                                                   ------------
                                                                      4,179,614
                                                                   ------------
TAIWAN: 20.2%
       203,400 Advantech Co. Ltd.                                       447,468
       324,320 Benq Corp.                                               524,193
        34,000 Hon Hai Precision Industry Co., Ltd.                     138,911
        14,500 MediaTek, Inc.                                           185,753
       115,000 Quanta Computer, Inc.                                    323,556

        73,771 Siliconware Precision Industries Co.
                 (ADR)*                                                 254,510
       211,235 Taiwan Cellular Corp.                                    269,971
       348,700 Taiwan Semiconductor Manufacturing
                 Co. Ltd.                                               709,715
       195,820 United Microelectronics Corp.                            235,030
                                                                   ------------
                                                                      3,089,107
                                                                   ------------
THAILAND: 2.9%
       140,000 Bangkok Bank Public Co. Ltd.                             188,643
       195,000 Shin Satellite Public Co. Ltd.                           117,300
         6,000 Siam Cement Public Co. Ltd.                              137,151
                                                                   ------------
                                                                        443,094
                                                                   ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 100.4%
(Cost: $13,789,680)                                                  15,332,039
OTHER ASSETS LESS LIABILITIES: (0.4)%                                   (61,776)
                                                                   ------------
NET ASSETS: 100%                                                    $15,270,263
                                                                   ============

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security (Note 8)
 * These securities are segregated as collateral for forward foreign currency contracts.

GLOSSARY:
ADR - American Depositary Receipt


                        See Notes to Financial Statements

                                ASIA DYNASTY FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

SUMMARY OF                                              % OF
INVESTMENTS                                             NET
BY INDUSTRY                                           ASSETS
-----------                                           ------
Advertising                                             5.5%
Airlines                                                2.5%
Automotive                                              7.2%
Banking                                                 9.2%
Building Materials                                      0.9%
Computer Software & Technology                          3.9%
Conglomerates                                           8.7%
Consumer Products                                       0.9%
Distribution                                            2.9%
Electronics                                            14.9%
Entertainment & Leisure                                 6.9%
Financial Services                                      2.7%
Food & Beverages                                        1.3%
Insurance                                               0.2%
Media                                                   1.3%
Publishing                                              1.6%
Real Estate                                             1.5%
Retail                                                  2.3%
Semiconductor Technology                                9.1%
Steel                                                   1.5%
Telecommunications                                     14.1%
Utilities                                               1.3%
Other assets less liabilities                          (0.4)%
                                                     ------
                                                      100.0%
                                                     ======







                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)

NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

AUSTRALIA: 9.0%
        26,846 BHP Billiton Ltd.                                      $ 155,608
       319,215 Newcrest Mining Ltd.                                   1,361,658
       542,500 Oil Search Ltd.                                          247,286
       208,361 Origin Energy Ltd.                                       395,150
       247,000 Portman Ltd.                                             255,759
        41,000 Rio Tinto Ltd.                                           773,399
       127,000 Santos Ltd.                                              461,691
       220,000 Sons of Gwalia Ltd.                                      749,020
                                                                   ------------
                                                                      4,399,571
                                                                   ------------

CANADA: 23.2%
        15,000 Aber Resources Ltd.                                      269,083
        43,500 Abitibi-Consolidated, Inc.                               401,505
        61,902 Barrick Gold Corp.                                     1,175,519
        55,000 Baytex Energy Ltd.                                       261,939
       707,700 Brazilian Resources, Inc.                                 32,768
        28,600 Brookfield Properties Corp.                              592,129
       122,000 Canadian 88 Energy Corp.                                 220,307
        30,000 Canfor Corp.                                             221,259
        26,000 CHC Helicopter Corp. (Class A)                           593,332
       100,000 Cumberland Resources Ltd.                                177,934
        24,450 Ensign Resource Service Group, Inc.                      267,013
        30,000 FNX Mining Co. Inc.                                      100,212
       354,000 Norske Skog Canada Ltd.                                1,732,769
         7,800 NQL Drilling Tools, Inc.                                  47,983
       103,400 Placer Dome, Inc.                                      1,159,114
        34,000 Suncor Energy, Inc.                                      604,218
        30,300 Talisman Energy, Inc.                                  1,367,889
        25,000 Tembec, Inc.                                             238,127
       127,000 TimberWest Forest Corp.                                1,172,721
       439,000 TVX Gold, Inc.                                           623,458
         9,000 Westport Innovations, Inc.                                28,575
                                                                   ------------
                                                                     11,287,854
                                                                   ------------

FINLAND: 0.6%
        22,500 Stora Enso Oyj (R Shares)                                309,685
                                                                   ------------
FRANCE: 1.3%
         3,500 Societe Fonciere Lyonnaise Warrants
                 (expiring 7/30/02)                                          35
         7,400 Total Fina Elf S.A. (ADR)                                598,660
         3,000 Unibail S.A. Warrants
                 (expiring 5/11/04)                                      41,143
                                                                   ------------
                                                                        639,838
                                                                   ------------
HONG KONG: 0.7%
        44,400 Sun Hung Kai Properties Ltd.                             337,271
                                                                   ------------
PERU: 0.9%
        18,000 Compania de Minas Buenaventura
                 (Sponsored ADR)                                        460,800
                                                                   ------------

NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

RUSSIA: 3.6%
         1,679 Khanty-Mansiysk Oil Co. (b)                            $ 839,500
         5,000 Mining & Metallurgical Co.
                 Norilsk Nickel (ADR)                                   104,500
         7,800 Surgutneftegaz, Inc. Pfd.
                 (Sponsored ADR)                                        164,970
        70,000 YUKOS                                                    646,100
                                                                   ------------
                                                                      1,755,070
                                                                   ------------
SOUTH AFRICA: 6.9%
        88,000 Gold Fields Ltd.                                       1,043,610
        17,400 Impala Platinum Holdings Ltd.                            968,728
        97,500 Sappi Ltd. (ADR)                                       1,366,950
                                                                   ------------
                                                                      3,379,288
                                                                   ------------
UNITED KINGDOM: 2.6%
        13,200 Anglo American PLC                                       218,807
        35,200 Billiton PLC                                             187,741
       275,000 Brancote Ltd.                                            839,287
                                                                   ------------
                                                                      1,245,835
                                                                   ------------

UNITED STATES: 48.4%
        68,901 AK Steel Holding Corp.                                   882,622
        30,900 Alcoa, Inc.                                            1,024,335
        15,000 AMB Property Corp.                                       465,000
        6,750  Amerada Hess Corp.                                       556,875
         6,600 AstroPower, Inc.                                         129,624
        14,100 Boise Cascade Corp.                                      486,873
         7,000 Boston Properties, Inc.                                  279,650
        19,700 Bunge Ltd.                                               415,670
        14,000 ChevronTexaco Corp.                                    1,239,000
        10,000 Crescent Real Estate Equities Co.                        187,000
        20,000 Dana Corp.                                               370,600
        23,200 Delphi Corp.                                             306,240
        15,000 Devon Energy Corp.                                       739,200
        18,100 Dominion Resources, Inc.                               1,198,220
        30,000 Duke Power Co.                                           933,000
        23,608 Equity Office Properties Trust                           710,601
           800 ExxonMobil Corp.                                          32,736
        13,500 General Cable Corp.                                       85,050
         6,500 Georgia-Pacific Corp.                                    159,770
        32,000 GlobalSantaFe Corp.                                      875,200
         9,900 Host Marriott Corp.                                      111,870
        40,500 Inco Ltd.                                                916,920
        22,125 La Quinta Corp.                                          160,406
        13,000 Murphy Oil Corp.                                       1,072,500
         6,560 Newfield Exploration Co.                                 243,835
        14,750 Newmont Mining Corp.                                     388,368
        24,000 Noble Corp.                                              926,400
        10,100 Nucor Corp.                                              656,904
        43,000 Occidental Petroleum Corp.                             1,289,570
        39,425 Ocean Energy, Inc.                                       854,340
        16,000 Phillips Petroleum Co.                                   942,080
        20,000 Remington Oil & Gas Corp.                                398,400
        10,100 Sealed Air Corp.                                         406,727


                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

UNITED STATES: (CONTINUED)
        15,000 Smith International, Inc.                            $ 1,022,850
        20,000 Starwood Hotels & Resorts
                 Worldwide, Inc.                                        657,800
        34,000 Tesoro Petroleum Corp.                                   263,500
         7,200 Transocean Sedco Forex, Inc.                             224,280
         6,600 Vornado Realty Trust                                     304,920
        22,000 Weatherford International, Inc.                          950,400
        10,800 Weyerhaeuser Co.                                         689,580
                                                                   ------------
                                                                     23,558,916
                                                                   ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 97.2%
(Cost: $42,419,863)                                                  47,374,128
OTHER ASSETS LESS LIABILITIES 2.8%                                    1,349,528
                                                                   ------------
NET ASSETS: 100%                                                    $48,723,656
                                                                   ============

SUMMARY OF                                             % OF
INVESTMENTS                                             NET
BY INDUSTRY                                           ASSETS
-----------                                           ------
Agriculture                                             0.9%
Energy                                                 40.7%
Industrial Metals                                      11.7%
Paper & Forest Products                                14.7%
Precious Metals                                        18.1%
Real Estate                                             7.9%
Other                                                   3.2%
Other assets less liabilities                           2.8%
                                                     -------
                                                      100.0%
                                                     =======

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security (Note 8)

GLOSSARY:
ADR - American Depositary Receipt








                        See Notes to Financial Statements

                               GLOBAL LEADERS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)

NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

CHINA: 1.6%
      650,000  Aluminum Corp. of China Ltd.                           $ 120,001
       25,000  China Mobile (Hong Kong) Ltd.                             74,039
                                                                   ------------
                                                                        194,040
                                                                   ------------
DENMARK: 3.3%
        17,000 Danske Bank A/S                                          313,971
         3,000 Novo Nordisk A/S                                          99,612
                                                                   ------------
                                                                        413,583
                                                                   ------------
FINLAND: 0.6%
         5,300 Nokia Oyj                                                 77,776
                                                                   ------------
FRANCE: 0.6%
         1,300 Sanofi-Synthelabo S.A.                                    79,295
                                                                   ------------
GERMANY: 4.5%
         6,000 Bayerische Motoren Werke (BMW) AG                        248,045
         5,000 Schering AG                                              313,646
                                                                   ------------
                                                                        561,691
                                                                   ------------
HONG KONG: 1.5%
        15,000 Hong Kong Electric Holdings Ltd.                          56,058
       10,000  Sun Hung Kai Properties Ltd.                              75,962
       25,000  Wharf Holdings Ltd.                                       58,975
                                                                   ------------
                                                                        190,995
                                                                   ------------
IRELAND: 0.9%
         8,200 Allied Irish Banks PLC                                   109,209
                                                                   ------------
ITALY: 3.1%
        19,900 Mondadori (Arnoldo) Editore S.p.A.                       133,225
        36,000 Saipem S.p.A.                                            258,086
                                                                   ------------
                                                                        391,311
                                                                   ------------
JAPAN: 9.4%
         3,000 Canon, Inc.                                              113,520
        20,000 Mazda Motor Corp.                                         52,959
        15,000 Nomura Securities Co. Ltd.                               220,524
         6,000 Olympus Optical Co. Ltd.                                  83,899
         9,900 Pioneer Corp.                                            177,384
         4,000 Seven-Eleven Japan Co. Ltd.                              157,708
         4,200 Shin-Etsu Chemical Co. Ltd.                              180,679
         1,000 SMC Corp.                                                118,364
         4,000 Yamato Transport Co. Ltd.                                 73,007
                                                                   ------------
                                                                      1,178,044
                                                                   ------------
MEXICO: 2.5%
        3,000  America Movil S.A. de C.V. (Series L)                     40,200
        4,000  Cemex S.A. de C.V. (Sponsored ADR)                       105,440
       50,000  Grupo Modelo, S.A. de C.V. (Series C)                    117,000
       17,500  Wal-Mart de Mexico S.A. de C.V. (Series V)                47,268
                                                                   ------------
                                                                        309,908
                                                                   ------------
NETHERLANDS: 1.0%
         5,000 St. Microelectronics N.V.                                125,013
                                                                   ------------
RUSSIA: 0.6%
           500 Yukos (Sponsored ADR)                                     69,104
                                                                   ------------


NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

SINGAPORE: 0.0%
           720 Datacraft Asia Ltd.                                        $ 864
                                                                   ------------
SWITZERLAND: 3.8%
         5,200 Novartis AG                                              229,371
           150 Serono S.A.                                               99,171
         2,900 UBS AG                                                   146,290
                                                                   ------------
                                                                        474,832
                                                                   ------------
TAIWAN: 1.0%
         4,620 Taiwan Semiconductor Manufacturing
                 Co. Ltd. (Sponsored ADR)                                60,060
         9,560 United Microelectronics (ADR)                             70,266
                                                                   ------------
                                                                        130,326
                                                                   ------------

UNITED KINGDOM: 13.7%
        32,800 BP PLC                                                   275,113
         9,500 Celltech Group PLC                                        75,572
        27,200 Compass Group PLC                                        164,059
         8,000 Diageo PLC                                               103,573
        18,000 Dixons Group PLC                                          52,769
        16,000 Lloyds TSB Group PLC                                     159,877
            21 Misys PLC                                                     78
        17,500 Ocean Group PLC                                          221,145
        13,000 Reckitt Benckiser PLC                                    234,286
        23,000 Reed International PLC                                   215,434
        32,000 Tesco PLC                                                116,754
        29,000 William Morrison Supermarkets PLC                         88,955
                                                                   ------------
                                                                      1,707,615
                                                                   ------------
UNITED STATES: 48.2%
         4,000 American International Group, Inc.                       272,920
         5,000 Anadarko Petroleum Corp.                                 246,500
         3,400 Applied Materials, Inc.                                   64,668
         5,500 Bank of New York Co. Inc.                                185,625
         6,000 Cisco Systems, Inc.                                       83,700
         5,000 Citigroup, Inc.                                          193,750
         6,000 Clear Channel Communications, Inc.                       192,120
         5,000 Costco Wholesale Corp.                                   193,100
         4,000 Federal National Mortgage Association                    295,000
         7,000 Flextronics International Ltd.                            49,910
         2,200 Genentech, Inc.                                           73,700
         4,000 General Electric Co.                                     116,200
         3,500 Home Depot, Inc.                                         128,555
         6,500 Honeywell International, Inc.                            228,995
         8,500 Intel Corp.                                              155,295
         2,000 International Business Machines Corp.                    144,000
         2,400 Johnson & Johnson                                        125,424
         3,700 Kraft Foods, Inc. (Class A)                              151,515
         3,000 Lilly & Co.                                              169,200
         3,000 Marsh & McLennan Co. Inc.                                289,800
         6,100 Mattel, Inc.                                             128,588
         4,000 Medtronic, Inc.                                          171,400
         5,700 Mercury Interactive Corp.                                130,872
         4,500 Microsoft Corp.                                          243,540
         3,800 Noble Corp.                                              146,680
         3,200 PepsiCo, Inc.                                            154,240
         4,800 Pfizer, Inc.                                             168,000
         4,300 Philip Morris Co. Inc.                                   187,824


                        See Notes to Financial Statements

                               GLOBAL LEADERS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

UNITED STATES: (CONTINUED)
         9,300 Raytheon Co.                                           $ 378,975
         2,200 SBC Communications, Inc.                                  67,100
         4,500 Sysco Corp.                                              122,490
         3,300 United Technologies Corp.                                224,070
         5,000 U.S. Bancorp                                             116,749
         6,400 Viacom, Inc.                                             283,967
         2,500 Wyeth                                                    128,000
                                                                   ------------
                                                                      6,012,472
                                                                   ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 96.3%
(Cost: $12,680,534)                                                  12,026,078
                                                                   ------------

PRINCIPAL                              INTEREST   MATURITY
AMOUNT                                   RATE       DATE
----------------------------------------------------------

SHORT-TERM OBLIGATION: 4.1%
$506,000
   Repurchase Agreement (Note 10):
    Purchased on 6/28/02;
    maturity value $506,075
    (with State Street Bank & Trust
    Co., collateralized by $515,000
    Federal Home Loan Mortgage
    Corp. 3.38% due 11/15/04
    with a value of $517,800)
    (Cost: $506,000)                     1.78%    7/01/02               506,000
                                                                   ------------
TOTAL INVESTMENTS: 100.4%
(Cost: $13,186,534)                                                  12,532,078
OTHER ASSETS LESS LIABILITIES: (0.4)%                                   (47,760)
                                                                   ------------
NET ASSETS: 100%                                                    $12,484,318
                                                                   ============

SUMMARY OF                                              % OF
INVESTMENTS                                             NET
BY INDUSTRY                                           ASSETS
-----------                                           ------
Aerospace & Defense                                     3.0%
Aluminum                                                1.0%
Automotive                                              2.4%
Banking                                                 5.7%
Beverages                                               6.7%
Biotechnology                                           0.6%
Broadcast Media                                         3.8%
Cement                                                  0.8%
Chemicals                                               1.4%
Computer Services                                       4.2%
Conglomerates                                           0.5%
Distribution                                            1.8%
Electronics & Electrical                                6.8%
Financial Services                                      6.6%
Holding Companies                                       2.4%
Insurance                                               6.1%
Machinery                                               0.5%
Manufacturing                                           1.8%
Medical Products & Supplies                             4.2%
Office Equipment                                        0.9%
Oil (Integrated/Services & Products)                    8.0%
Pharmaceuticals                                         9.1%
Publishing & Broadcasting                               1.1%
Real Estate                                             0.6%
Restaurants                                             1.3%
Retail                                                  6.3%
Semiconductor Technology                                2.7%
Telecommunications                                      2.1%
Toiletries/Cosmetics                                    1.9%
Toys                                                    1.0%
Transportation                                          0.6%
Utilities                                               0.4%
Short-Term Obligation                                   4.1%
Other assets less liabilities                          (0.4)%
                                                     ------
                                                      100.0%
                                                     ======

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.

GLOSSARY:
ADR - American Depositary Receipt

                        See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)

NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

AUSTRALIA: 7.8%
     2,293,219 AurionGold Ltd.                                      $ 5,071,700
     6,533,788 Lihir Gold Ltd.                                        4,927,032
     1,309,685 Newcrest Mining Ltd.                                   5,586,651
       300,000 Red Back Mining NL                                        68,374
        66,667 Red Back Mining NL Rights,
                 (expiring 7/04/02)                                       7,691
                                                                  -------------
                                                                     15,661,448
                                                                  -------------
CANADA: 28.6%
       554,600 Agnico Eagle Mines Ltd.                                8,080,522
    1,000,000  Axmin, Inc.                                              218,283
     2,400,000 Aurizon Mines Ltd.                                     2,492,393
       750,000 Aurizon Mines Ltd. Warrants
                 (expiring 6/30/03)                                     456,410
        53,785 Barrick Gold Corp.                                     1,021,377
     1,218,300 Central Fund of Canada Ltd. (Class A)                  5,202,141
    1,200,000  Claude Resources, Inc.                                 1,690,700
      600,000  Claude Resources, Inc. Warrants
                 (expiring 4/23/03)                                     349,253
       615,600 Corner Bay Silver, Inc.                                1,974,904
     1,350,000 Cumberland Resources Ltd.                              2,402,103
     2,000,000 Eldorado Gold Corp.                                    1,600,741
       494,600 Goldcorp, Inc. (Class A)                               4,921,270
       750,000 Great Basin Gold Ltd.                                    818,561
       368,200 IAMGOLD Corp.                                          1,424,772
       250,000 Ivanhoe Mines Ltd.                                       504,366
       218,900 Meridian Gold, Inc.                                    3,576,419
       657,200 Minefinders Corp. Ltd.                                 2,282,246
     1,922,300 Miramar Mining Corp.                                   2,085,310
       328,000 Moydow Mines International, Inc.                         145,363
       720,000 Nevsun Resources Ltd.                                    695,330
       700,000 Northgate Exploration Ltd.                               736,208
        89,875 Placer Dome, Inc.                                      1,007,499
       600,000 Reparde Capital Corp.                                  3,135,335
       511,600 Richmont Mines, Inc.                                   1,461,908
     5,650,000 TVX Gold, Inc.                                         7,954,292
    1,500,000  Wheaton River Minerals Ltd.                            1,458,526
                                                                  -------------
                                                                     57,696,232
                                                                  -------------
MEXICO: 0.5%
       550,000 Industrias Penoles S.A. de C.V.                        1,100,000
                                                                  -------------
NORWAY: 0.9%
     4,500,000 Kenor ASA                                              1,846,571
                                                                  -------------
PERU: 1.5%
       118,300 Compania de Minas Buenaventura
                 S.A. (ADR)                                           3,028,480
                                                                  -------------

NO. OF SHARES/
PRINCIPAL AMT. SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

SOUTH AFRICA: 24.3%
       188,649 Anglogold Ltd. (Sponsored ADR)                       $ 4,919,966
     3,895,855 Avgold Ltd.                                            3,034,598
      400,000  Durban Roodepoort Deep Ltd.                            1,674,310
       625,000 Durban Roodepoort Deep Ltd.
                 (Sponsored ADR)                                      2,656,250
     1,897,562 Gold Fields Ltd. (Sponsored ADR)                      21,290,646
     1,041,875 Harmony Gold Mining Co. Ltd.
                 (Sponsored ADR)                                     14,096,569
        23,000 Impala Platinum Holdings Ltd. (ADR)                    1,275,640
                                                                  -------------
                                                                     48,947,979
                                                                  -------------
UNITED KINGDOM: 2.4%
     1,600,000 Brancote Ltd.                                          4,883,125
                                                                  -------------
UNITED STATES: 22.1%
       343,000 Crystallex International Corp.                           613,970
    $4,000,000 Business Development Bank of Canada,
                 Gold Linked Note
                 Zero coupon, due 12/11/02 (b)                        5,724,000
     1,413,500 Glamis Gold Ltd.                                      12,424,665
       500,000 Golden Star Resources Ltd.                               900,000
      250,000  Golden Star Resources Ltd. Warrants
                 (expiring 1/02/04)                                     275,000
       630,000 Hecla Mining Co.                                       2,954,700
    $4,000,000 HSBC Bank USA, Gold Linked Note
                 Zero coupon, due 11/01/02 (b)                        5,448,800
       600,000 International Pursuit Corp.                            2,075,035
       250,000 Metallica Resources, Inc.                                269,767
       520,908 Newmont Mining Corp.                                  13,715,519
        19,100 Royal Gold, Inc.                                         266,445
                                                                  -------------
                                                                     44,667,901
                                                                  -------------
TOTAL STOCK AND OTHER INVESTMENTS: 88.1%
(Cost: $119,499,611)                                                177,831,736
                                                                  -------------

                        See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)


PRINCIPAL                         MATURITY     INTEREST               VALUE
AMOUNT                              DATE         RATE                (NOTE 1)
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 8.5%
U.S. TREASURY BILL
$9,989,067
    (Cost; $ 9,989,067)            7/25/02      1.64%              $ 9,989,067
                                                                  ------------

$7,078,000
   Repurchase Agreement (Note 10):
    Purchased on 6/28/02;
    maturity value $7,078,050
    (with State Street Bank & Trust
    Co., collateralized by $7,120,000
    Federal Home Loan Mortgage
    Corp. 3.65% due 5/23/04 with
    a value of $7,219,296)
    (Cost: $7,077,000)             7/01/02      1.78%                7,077,000
                                                                 -------------
TOTAL SHORT-TERM OBLIGATIONS: 8.5%
(Cost: $17,066,067)                                                 17,066,067
TOTAL INVESTMENTS: 96.6%
(Cost: $136,565,678)                                               194,897,803
OTHER ASSETS LESS LIABILITIES: 3.4%                                  6,900,038
                                                                 -------------
NET ASSETS: 100%                                                  $201,797,841
                                                                 =============

SUMMARY OF                                             % OF
INVESTMENTS                                             NET
BY INDUSTRY                                           ASSETS
-----------                                           ------
Precious Metals                                        88.1%
Short-Term Obligations                                  8.5%
Other assets less liabilities                           3.4%
                                                     ------
                                                      100.0%
                                                     ======

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Structured note (Note 1)

GLOSSARY:
ADR - American Depositary Receipt





                        See Notes to Financial Statements

                               TROIKA DIALOG FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)

NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

CROATIA: 2.0%
         3,000 Pliva D.D. (GDR)                                        $ 44,220
                                                                   ------------
CZECH REPUBLIC: 2.3%
         3,500 Ceske Radiokomunikace (GDR)                               33,250
         2,000 Cesky Telecom (GDR)                                       16,600
                                                                   ------------
                                                                         49,850
                                                                   ------------
HUNGARY: 5.9%
           600 Gedeon Richter Ltd. (Sponsored GDR)                       34,980
         1,000 Matav Rt. (Sponsored ADR)                                 16,000
         5,000 OTP Bank Rt.                                              79,250
                                                                   ------------
                                                                        130,230
                                                                   ------------
RUSSIA: 62.7%
        12,600 Aktsionernaya Neftyanaya Kompaniya
                 Bashneft                                                36,792
     1,150,000 AO Mosenergo                                              35,995
         9,950 AO Mosenergo (Sponsored ADR)                              30,547
         6,890 AO Ritek                                                   6,201
         1,300 AO VimpelCom (ADR)                                        33,098
       196,248 Bashkirenergo                                             24,335
        33,000 Central Telecommunication Co. Pfd.                         4,703
       403,000 Kostromskaya Hydro-Power                                  22,669
        87,500 Lenenergo                                                 18,156
         2,200 Lukoil Holding Corp. (Preferred ADR)                     142,722
         2,500 Lukoil Holding Corp. "F"                                  40,625
         3,830 Mining & Metallurgical Co. Norilsk
                 Nickel (ADR)                                            80,047
         1,430 Mobile Telesystems (Sponsored ADR)                        43,315
        11,500 Permenergo                                                17,854
        15,000 Rostelecom                                                15,225
           470 Sberbank RF                                               79,900
         3,400 Sibneft (Sponsored ADR)                                   61,033
         5,000 Slavneft-Megionneftgas                                    26,250
         4,000 Sun Interbrew Ltd. (GDR)                                  22,600
         4,300 Surgutneftegaz (Preferred ADR)                            90,945
         5,300 Svayzinform of Nizhny Novgorod                             5,300
       200,000 Tatneft (Pfd.)                                            93,000
         8,010 Tyumentelecom                                              5,607
     1,630,000 Unified Energy Systems                                   165,445
       210,000 Vostochnaya Neftyanaya                                    13,387
         1,589 YUKOS (Sponsored ADR)                                    219,610
         5,400 YUKOS "F"                                                 49,842
        76,300 Yuzhnaya Telecommunication                                 5,265
                                                                   ------------
                                                                      1,390,468
                                                                   ------------
SWEDEN: 5.3%
        18,000 Vostok Nafta Investment Ltd. (SDR)                       117,704
                                                                   ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 78.2%
(Cost: $1,301,789)                                                  $ 1,732,472
                                                                   ------------


PRINCIPAL
 AMOUNT        SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

RUSSIAN CORPORATE BOND: 4.4%
      $100,000 Mobile Telesystems
                 10.95%, due 12/21/04
                 (Cost: $103,944)                                      $ 98,015
                                                                   ------------

PRINCIPAL                              INTEREST   MATURITY
AMOUNT                                   RATE       DATE
-----------------------------------------------------------

SHORT-TERM OBLIGATION: 14.9%
$331,000
   Repurchase Agreement (Note 10):
    Purchased on 6/28/02;
    maturity value $331,049
    (with State Street Bank & Trust
    Co., collateralized by $340,000
    Federal National Mortgage Association
    2.63% due 5/29/03
    with a value of $340,719)
    (Cost: $331,000)                     1.78%    7/01/02               331,000
                                                                   ------------
TOTAL INVESTMENTS: 97.5%
(Cost: $1,736,733)                                                    2,161,487
OTHER ASSETS LESS LIABILITIES: 2.5%                                      55,049
                                                                   ------------
NET ASSETS: 100%                                                    $ 2,216,536
                                                                   ============

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
GLOSSARY:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
SDR - Swedish Depositary Receipt
"F" - Foreign Registry

SUMMARY OF                                             % OF
INVESTMENTS                                             NET
BY INDUSTRY                                           ASSETS
-----------                                           ------
Banking                                                 7.2%
Brewers                                                 1.0%
Cable                                                   1.5%
Chemicals                                               2.0%
Electrical Equipment                                    1.4%
Metals                                                  3.6%
Oil & Gas                                              40.5%
Pharmaceuticals                                         1.6%
Telecommunications                                     11.0%
Utilities                                              12.8%
Short-Term Obligation                                  14.9%
Other assets less liabilities                           2.5%
                                                     ------
                                                      100.0%
                                                     ======


                        See Notes to Financial Statements

                           U.S. GOVERNMENT MONEY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)


                             ANNUALIZED YIELD
                                AT TIME OF
 PRINCIPAL                      PURCHASE OR       MATURITY              VALUE
 AMOUNT                         COUPON RATE         DATE              (NOTE 1)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS: 82.9%
$25,000,000                       1.64%            7/25/02          $ 4,994,533
  5,000,000                       1.68             7/25/02           24,972,000
                                                                   ------------
TOTAL U.S. TREASURY BILLS: 82.9%
(Amortized Cost: $29,966,533)                                        29,966,533

SHORT-TERM OBLIGATION: 18.5%
PRINCIPAL                         INTEREST       MATURITY
AMOUNT                              RATE           DATE
------------------------------------------------------------
$6,675,000
   Repurchase Agreement (Note 10):
    Purchased on 6/28/02;
    maturity value $6,675,990
    (with State Street Bank and
    Trust Co., collateralized by
    $6,535,000 U.S. Treasury
    Bill 5.50% due 3/31/03
    With a value of $6,812,738)
    (Cost: $6,675,000)              1.78%         7/01/02             6,675,000
                                                                   ------------
TOTAL INVESTMENTS: 101.4%
(Cost: $36,641,533)                                                  36,641,533
OTHER ASSETS LESS LIABILITIES: (1.4)%                                 (518,917)
                                                                   ------------
NET ASSETS: 100%                                                    $36,122,616
                                                                   ============






                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2002 (unaudited)

                                                                         ASIA DYNASTY    GLOBAL HARD ASSETS
                                                                             FUND               FUND
                                                                         ------------    ------------------
ASSETS:
Investments at cost ..................................................   $ 13,789,680       $ 42,419,863
                                                                         ============       ============
Investments at value (including repurchase agreements of $0, $0,
  $506,000, $7,077,000, $331,000 and $6,675,000) (Note 1) ............   $ 15,332,039       $ 47,374,128
Cash and foreign currency ............................................        563,710                 --
Cash--initial margin .................................................             --             38,990
Receivables:
  Securities sold ....................................................        145,132          1,928,813
  Dividends and interest .............................................         23,727             82,364
  Capital shares sold ................................................         65,644            294,728
  Due from broker (Note 11) ..........................................             --            194,613
  Due from adviser ...................................................             --                 --
Unrealized appreciation on forward foreign currency contracts (Note 6)            207                 --
Other assets .........................................................             --              7,972
                                                                         ------------       ------------
    Total assets .....................................................     16,130,459         49,921,608
                                                                         ------------       ------------
LIABILITIES:
Payables:
  Bank line of credit (Note 12) ......................................        441,424            846,022
  Securities purchased ...............................................        291,184             99,219
  Dividends payable ..................................................             --                 --
  Capital shares redeemed ............................................         14,353             55,074
  Accounts payable ...................................................         88,389            105,516
  Due to distributor (Note 4) ........................................         10,786             25,310
  Due to adviser (Note 2) ............................................         13,279             66,809
Unrealized depreciation on forward foreign currency contracts (Note 6)            781                  2
                                                                         ------------       ------------
    Total liabilities ................................................        860,196          1,197,952
                                                                         ------------       ------------
Net Assets ...........................................................   $ 15,270,263       $ 48,723,656
                                                                         ============       ============
CLASS A SHARES+:
Net assets ...........................................................   $ 12,120,634       $ 42,596,761
                                                                         ============       ============
Shares outstanding ...................................................      1,755,628          2,989,475
                                                                         ============       ============
Net asset value and redemption price per share .......................   $       6.90       $      14.25
                                                                         ============       ============
Maximum offering price per share (NAV/(1--maximum sales commission)) .   $       7.32       $      15.12
                                                                         ============       ============
CLASS B SHARES:
Net assets ...........................................................   $  3,149,629       $  3,127,962
                                                                         ============       ============
Shares outstanding ...................................................        487,460            223,173
                                                                         ============       ============
Net asset value, maximum offering and redemption price per share
  (Redemption may be subject to a contingent deferred sales charge
  within the first six years of ownership) ...........................   $       6.46       $      14.02
                                                                         ============       ============
CLASS C SHARES:
Net assets ...........................................................             --       $  2,998,933
                                                                         ============       ============
Shares outstanding ...................................................             --            212,756
                                                                         ============       ============
Net asset value, maximum offering and redemption price per share
  (Redemption may be subject to a contingent deferred sales charge
  within the first year of ownership) ................................             --       $      14.10
                                                                         ============       ============
Net assets consist of:
  Aggregate paid in capital ..........................................   $ 19,582,310       $ 53,185,507
  Unrealized appreciation of investments, swaps, foreign currencies, forward foreign currency contracts, and other assets and
    liabilities denominated in foreign currencies ....................      1,545,783          5,158,516
  Overdistributed/underdistributed net investment income (loss) ......       (223,815)          (218,356)
  Accumulated realized gain (loss) ...................................     (5,634,015)        (9,402,011)
                                                                         ------------       ------------
Net Assets ...........................................................   $ 15,270,263       $ 48,723,656
                                                                         ============       ============

----------
+ The U.S. Government Money Fund does not have a designated class of shares.





                        See Notes to Financial Statements

          GLOBAL      INTERNATIONAL INVESTORS   TROIKA DIALOG   U.S. GOVERNMENT
       LEADERS FUND          GOLD FUND              FUND          MONEY FUND
      -------------   -----------------------   -------------   ---------------

       $13,186,534         $136,565,678           $1,736,733      $36,641,533
      ============         ============           ==========     ============

       $12,532,078         $194,897,803           $2,161,487      $36,641,533
             4,028            2,750,017                1,877              896

                --                   --                   --               --

           145,458           12,712,588                   --               --
            18,754                1,050               26,986              990
             4,847              472,429                   --           59,778
                --                   --                   --               --
            14,645                   --               44,006               --
                --                   --                   --               --
            26,533                   --                   --               --
      ------------         ------------           ----------     ------------
        12,746,343          210,833,887            2,234,356       36,703,197
      ------------         ------------           ----------     ------------


                --                   --                   --               --
           202,381            8,240,332                   --               --
                --                   --                   --              735
            26,212              292,703                   --          491,126
            27,662              238,091               17,820           62,256
             5,770               42,696                   --           17,166
                --              217,867                   --            9,298
                --                4,357                   --               --
      ------------         ------------           ----------     ------------
           262,025            9,036,046               17,820          580,581
      ------------         ------------           ----------     ------------
       $12,484,318         $201,797,841           $2,216,536      $36,122,616
      ============         ============           ==========     ============

       $11,215,135         $201,797,841           $2,216,536      $36,122,616
      ============         ============           ==========     ============
         1,972,204           21,954,955              217,262       36,192,652
      ============         ============           ==========     ============
             $5.69                $9.19               $10.20            $1.00
      ============         ============           ==========     ============
             $6.04                $9.75               $10.82               --
      ============         ============           ==========     ============

       $ 1,269,183                   --                   --               --
      ============         ============           ==========     ============
           229,986                   --                   --               --
      ============         ============           ==========     ============


             $5.52                   --                   --               --
      ============         ============           ==========     ============

                --                   --                   --               --
      ============         ============           ==========     ============
                --                   --                   --               --
      ============         ============           ==========     ============

                --                   --                   --               --
      ============         ============           ==========     ============

       $16,981,648         $118,569,252           $1,989,104      $36,192,650


          (651,452)          58,331,781              424,753               --
           (42,864)             418,822               19,934               --
        (3,803,014)          24,477,986             (217,255)         (70,034)
      ------------         ------------           ----------     ------------
       $12,484,318         $201,797,841           $2,216,536      $36,122,616
      ============         ============           ==========     ============






                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (unaudited)

                                                                            ASIA DYNASTY   GLOBAL HARD ASSETS
                                                                                FUND              FUND
                                                                            -----------    ------------------
INCOME:
Dividends ...............................................................   $   120,472       $   583,663
Interest ................................................................         1,042            30,191
Foreign taxes withheld ..................................................       (15,505)          (19,721)
                                                                            -----------       -----------
Total income ............................................................       106,009           594,133
                                                                            -----------       -----------
EXPENSES:
Management (Note 2) .....................................................        62,775           240,290
Distribution Class A (Note 4) ...........................................        32,819           106,459
Distribution Class B (Note 4) ...........................................        18,062            14,551
Distribution Class C (Note 4) ...........................................            --            12,822
Administration (Note 2) .................................................        25,326            42,377
Transfer agent ..........................................................        56,110           172,676
Custodian ...............................................................        32,891            25,911
Registration ............................................................        26,244            17,420
Professional ............................................................        29,160            26,687
Interest expense (Note 12) ..............................................           470             8,647
Reports to shareholders .................................................         6,434            12,208
Trustees' fees and expenses (Note 7) ....................................         3,620             7,604
Other ...................................................................         2,521             5,300
                                                                            -----------       -----------
Total expenses ..........................................................       296,432           692,952
Expense reduction (Note 2) ..............................................            --                --
                                                                            -----------       -----------
Net expenses ............................................................       296,432           692,952
                                                                            -----------       -----------
Net investment income (loss) ............................................      (190,423)          (98,819)
                                                                            -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain (loss) from security transactions .........................     1,451,692         4,876,498
Realized gain (loss) from foreign currency transactions .................       (13,847)          (36,895)
Realized loss from swaps ................................................            --           (70,000)
Change in unrealized appreciation (depreciation) of foreign currencies, forward foreign currency contracts and other assets and liabilities
  denominated in foreign currencies .....................................         9,414            10,462
Change in unrealized appreciation (depreciation) of investments and swaps      (494,677)        3,363,071
                                                                            -----------       -----------
Net gain (loss) on investments and foreign currency transactions ........       952,582         8,143,136
                                                                            -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........   $   762,159       $ 8,044,317
                                                                            ===========       ===========





                        See Notes to Financial Statements

         GLOBAL       INTERNATIONAL INVESTORS   TROIKA DIALOG    U.S. GOVERNMENT
      LEADERS FUND           GOLD FUND              FUND           MONEY FUND
      ------------    -----------------------   -------------    ---------------

       $   128,232          $ 2,186,271           $  37,727         $      --
             1,320               84,088               6,403           346,956
            (9,866)             (52,615)             (3,897)               --
      ------------         ------------          ----------        ----------
           119,686            2,217,744              40,233           346,956
      ------------         ------------          ----------        ----------

            52,717              657,219               7,412           105,039
            30,549              219,073               4,942            52,520
             9,189                   --                  --                --
                --                   --                  --                --
            21,790              310,635               3,197            32,351
            35,689              365,968              17,188            28,708
            12,098               61,313               9,776             3,651
             2,109                   --               8,089             5,386
             7,029               46,745              20,105            20,732
               964               62,388                  --                --
             6,326               37,736               1,143            24,723
             2,812                8,756                 227             1,131
             2,109                2,396                 986                75
      ------------         ------------          ----------        ----------
           183,381            1,772,229              73,065           274,316
           (37,243)                  --             (52,871)          (46,755)
      ------------         ------------          ----------        ----------
           146,138            1,772,229              20,194           227,561
      ------------         ------------          ----------        ----------
           (26,452)             445,515              20,039           119,395
      ------------         ------------          ----------        ----------

          (860,875)          32,668,297             181,864              (877)
            13,763              115,964                   5                --
                --                   --                  --                --


           (53,598)              (2,685)                 (1)               --
          (852,195)          53,030,323             197,308                --
      ------------         ------------          ----------        ----------
        (1,752,905)          85,811,899             379,176              (877)
      ------------         ------------          ----------        ----------
       $(1,779,357)         $86,257,414           $ 399,215         $ 118,518
      ============         ============          ==========        ==========






                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       ASIA DYNASTY                      GLOBAL HARD ASSETS
                                                                            FUND                                FUND
                                                              ------------------------------      ------------------------------
                                                                SIX MONTHS                         SIX MONTHS
                                                                  ENDED          YEAR ENDED           ENDED          YEAR ENDED
                                                              JUNE 30, 2002     DECEMBER 31,      JUNE 30, 2002     DECEMBER 31,
                                                               (UNAUDITED)          2001           (UNAUDITED)          2001
                                                              -------------    -------------      -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) ............................     $    (190,423)   $    (289,581)     $     (98,819)   $    (168,960)
  Realized gain (loss) from security transactions .......         1,451,692       (5,215,291)         4,876,498         (636,844)
  Realized gain (loss) from swaps .......................                --               --            (70,000)          45,450
  Realized gain (loss) from foreign currency transactions           (13,847)         (80,309)           (36,895)         (71,187)
  Change in unrealized appreciation (depreciation) of
   foreign currencies, forward foreign currency contracts
   and other assets and liabilities denominated in
   foreign currencies ...................................             9,414            3,183             10,462              408
  Change in unrealized appreciation (depreciation) of
   investments and swaps ................................          (494,677)       4,782,775          3,363,071           64,399
                                                              -------------    -------------      -------------    -------------
  Increase (decrease) in net assets resulting from
   operations ...........................................           762,159         (799,223)         8,044,317         (766,734)
                                                              -------------    -------------      -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income+:
   Class A Shares .......................................                --               --                 --               --
   Class B Shares .......................................                --               --                 --               --
   Class C Shares .......................................                --               --                 --               --
  Realized gain:
   Class A Shares .......................................                --               --                 --               --
   Class B Shares .......................................                --               --                 --               --
   Class C Shares .......................................                --               --                 --               --
                                                              -------------    -------------      -------------    -------------
  Total dividends and distributions .....................                --               --                 --               --
                                                              -------------    -------------      -------------    -------------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sales of shares+:
   Class A Shares .......................................        11,250,888       72,194,560         96,281,066       93,768,430
   Class B Shares .......................................           146,174          452,243            345,577          312,821
   Class C Shares .......................................                --               --            749,137           37,230
  Shares issued in connection with the merger involving
   Natural Resources Fund ...............................                --               --                 --       25,334,135
                                                              -------------    -------------      -------------    -------------
                                                                 11,397,062       72,646,803         97,375,780      119,452,616
                                                              -------------    -------------      -------------    -------------
  Reinvestment of dividends+:
   Class A Shares .......................................                --               --                 --               --
   Class B Shares .......................................                --               --                 --               --
   Class C Shares .......................................                --               --                 --               --
                                                              -------------    -------------      -------------    -------------
                                                                         --               --                 --               --
                                                              -------------    -------------      -------------    -------------
  Cost of shares reacquired+:
   Class A Shares .......................................       (11,514,987)     (74,063,695)      (110,095,458)     (83,173,739)
   Class B Shares .......................................        (1,251,261)      (2,375,012)          (362,184)        (804,501)
   Class C Shares .......................................                --               --           (217,409)        (444,997)
                                                              -------------    -------------      -------------    -------------
                                                                (12,766,248)     (76,438,707)      (110,675,051)     (84,423,237)
                                                              -------------    -------------      -------------    -------------
  Increase (decrease) in net assets resulting from
   capital share transactions ...........................        (1,369,186)      (3,791,904)        13,299,271       35,029,379
                                                              -------------    -------------      -------------    -------------
  Total increase (decrease) in net assets ...............          (607,027)      (4,591,127)        (5,254,954)      34,262,645
NET ASSETS:
  Beginning of period ...................................        15,877,290       20,468,417         53,978,610       19,715,965
                                                              -------------    -------------      -------------    -------------
  End of period .........................................     $  15,270,263    $  15,877,290      $  48,723,656    $  53,978,610
                                                              =============    =============      =============    =============
  Undistributed/(Overdistributed) net investment
    income (loss) .......................................     $    (223,815)   $     (19,545)     $    (218,356)   $     (82,642)
                                                              =============    =============      =============    =============

----------
+ The U.S. Government Money Fund does not have a designated class of shares; as a result, all activity is shown on the Class A shares line.






                        See Notes to Financial Statements

       GLOBAL LEADERS           INTERNATIONAL INVESTORS GOLD           TROIKA DIALOG                 U.S. GOVERNMENT MONEY
            FUND                             FUND                           FUND                             FUND
-------------------------     -------------------------------   ----------------------------   --------------------------------
 SIX MONTHS                     SIX MONTHS                       SIX MONTHS                      SIX MONTHS
    ENDED        YEAR ENDED        ENDED         YEAR ENDED         ENDED        YEAR ENDED         ENDED          YEAR ENDED
JUNE 30, 2002   DECEMBER 31,   JUNE 30, 2002    DECEMBER 31,    JUNE 30, 2002   DECEMBER 31,    JUNE 30, 2002     DECEMBER 31,
 (UNAUDITED)        2001        (UNAUDITED)         2001         (UNAUDITED)        2001         (UNAUDITED)          2001
-----------     -----------   --------------   --------------   -------------   ------------   --------------    --------------

$   (26,452)    $  (211,246)  $      445,515   $      102,995   $      20,039   $      1,547   $      119,395    $    1,423,638
   (860,875)     (2,972,512)      32,668,297       13,835,052         181,864       (275,147)            (877)          (14,730)
         --              --               --               --              --             --               --                --
     13,763          80,722          115,964         (150,436)              5         (4,326)              --                --


    (53,598)         44,341           (2,685)           4,203              (1)            11               --                --

   (852,195)     (4,331,934)      53,030,323       17,084,630         197,308        583,483               --                --
-----------     -----------   --------------   --------------   -------------   ------------   --------------    --------------
 (1,779,357)     (7,390,629)      86,257,414       30,876,444         399,215        305,568          118,518         1,408,908
-----------     -----------   --------------   --------------   -------------   ------------   --------------    --------------


         --            (628)              --         (201,982)             --         (2,822)        (118,046)       (1,423,638)
         --              --               --               --              --             --               --                --
         --              --               --               --              --             --               --                --

         --        (106,422)              --               --              --             --               --                --
         --         (22,341)              --               --              --             --               --                --
         --              --               --               --              --             --               --                --
-----------     -----------   --------------   --------------   -------------   ------------   --------------    --------------
         --        (129,391)              --         (201,982)             --         (2,822)        (118,046)       (1,423,638)
-----------     -----------   --------------   --------------   -------------   ------------   --------------    --------------


  1,266,556         771,666    1,132,974,114    2,299,226,211         943,353        666,644    1,234,192,860     2,492,584,861
      9,943         128,578               --               --              --         47,796               --                --
         --              --               --               --              --             --               --                --

         --              --               --               --              --             --               --                --
-----------     -----------   --------------   --------------   -------------   ------------   --------------    --------------
  1,276,499         900,244    1,132,974,114    2,299,226,211         943,353        714,440    1,234,192,860     2,492,584,861
-----------     -----------   --------------   --------------   -------------   ------------   --------------    --------------

         --          94,627               --          158,013              --          2,341           49,451           646,409
         --          17,651               --               --              --             --               --                --
         --              --               --               --              --             --               --                --
-----------     -----------   --------------   --------------   -------------   ------------   --------------    --------------
         --         112,278               --          158,013              --          2,341           49,451           646,409
-----------     -----------   --------------   --------------   -------------   ------------   --------------    --------------

 (1,532,569)     (5,551,503)  (1,139,201,186)  (2,324,803,804)       (584,220)      (264,011)  (1,244,189,398)   (2,520,943,848)
   (922,358)     (1,330,070)              --               --              --       (105,102)              --                --
         --              --               --               --              --             --               --                --
-----------     -----------   --------------   --------------   -------------   ------------   --------------    --------------
 (2,454,927)     (6,881,573)  (1,139,201,186)  (2,324,803,804)       (584,220)      (369,113)  (1,244,189,398)   (2,520,943,848)
-----------     -----------   --------------   --------------   -------------   ------------   --------------    --------------

 (1,178,428)     (5,869,051)      (6,227,072)     (25,419,580)        359,133        347,668       (9,947,087)      (27,712,578)
-----------     -----------   --------------   --------------   -------------   ------------   --------------    --------------
 (2,957,785)    (13,389,071)      80,030,342        5,254,882         758,348        650,414       (9,946,615)      (27,727,308)

 15,442,103      28,831,174      121,767,499      116,512,617       1,458,188        807,774       46,069,231        73,796,539
-----------     -----------   --------------   --------------   -------------   ------------   --------------    --------------
$12,484,318     $15,442,103   $  201,797,841   $  121,767,499   $   2,216,536   $  1,458,188   $   36,122,616    $   46,069,231
===========     ===========   ==============   ==============   =============   ============   ==============    ==============
$   (42,864)    $   (30,099)  $      418,822   $     (142,657)  $      19,934   $       (110)  $           --    $           --
===========     ===========   ==============   ==============   =============   ============   ==============    ==============






                        See Notes to Financial Statements

ASIA DYNASTY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                              CLASS A
                                         -----------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                           YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2002    ------------------------------------------------------------
                                          (UNAUDITED)       2001       2000           1999         1998         1997
                                         -------------    -------   ----------      --------      -------     --------
Net Asset Value, Beginning of Period ....   $ 6.59        $  6.97    $  14.60      $   7.80       $  7.82     $  13.21
                                           -------        -------    --------      --------       -------     --------
Income from Investment Operations:
 Net Investment Loss ....................    (0.07)         (0.11)      (0.18)        (0.11)(c)     (0.01)       (0.28)
 Net Gain (Loss) on Investments
  (both Realized and Unrealized) ........     0.38          (0.27)      (6.77)         9.35         (0.01)       (3.82)
                                                          -------    --------      --------       -------     --------
Total from Investment Operations ........     0.31          (0.38)      (6.95)         9.24         (0.02)       (4.10)
                                                          -------    --------      --------       -------     --------
Less Distributions:
 Distributions from Capital Gains .......       --             --       (0.68)        (2.44)           --        (1.15)
 Tax Return of Capital ..................       --             --           --           --            --        (0.14)
                                           -------        -------    --------       --------      -------     --------
Total Distributions .....................       --             --       (0.68)        (2.44)           --        (1.29)
                                           -------        -------    --------       --------      -------     --------
Net Asset Value, End of Period ..........   $ 6.90        $  6.59    $   6.97      $  14.60       $  7.80     $   7.82
                                           =======        =======    ========      ========       =======     ========
Total Return (a) ........................     4.70%         (5.45)%    (47.60)%      118.46%        (0.26)      (32.10)%


RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .........  $12,121        $11,843    $ 14,062      $ 31,385       $10,685     $ 12,873
Ratio of Gross Expenses to Average
 Net Assets .............................     3.62%(e)       3.23%       2.63%         2.82%         3.13%        2.38%
Ratio of Net Expenses
 to Average Net Assets ..................     3.44%(d)(e)    3.19        2.50%(d)      2.82%         2.43%(b)     2.38%
Ratio of Net Investment Loss to
 Average Net Assets .....................    (2.16)%(e)     (1.50)%     (1.49)%       (1.03)%       (0.09)%      (0.76)%
Portfolio Turnover Rate .................    61.21%        105.78%     113.88%       172.18%       121.96%      200.45%


                              CLASS B
--------------------------------------------------------------------
 SIX MONTHS
    ENDED                      YEAR ENDED DECEMBER 31,
JUNE 30, 2002  -----------------------------------------------------
 (UNAUDITED)    2001        2000        1999        1998       1997
-------------  ------      ------      ------      ------     ------

   $ 6.18      $ 6.55      $13.90      $ 7.54      $ 7.63     $13.08
   ------      ------      ------      ------      ------     ------

    (0.08)      (0.14)      (0.23)      (0.24)(c)   (0.07)     (0.30)

     0.36       (0.23)      (6.44)       9.04       (0.02)     (3.86)
   ------      ------      ------      ------      ------     ------
     0.28       (0.37)      (6.67)       8.80       (0.09)     (4.16)
   ------      ------      ------      ------      ------     ------

       --          --       (0.68)      (2.44)         --      (1.15)
       --          --          --          --          --      (0.14)
   ------      ------      ------      ------      ------     ------
       --          --       (0.68)      (2.44)         --      (1.29)
   ------      ------      ------      ------      ------     ------
   $ 6.46      $ 6.18      $ 6.55      $13.90      $ 7.54     $ 7.63
   ======      ======      ======      ======      ======     ======
     4.53%      (5.65)%    (47.99)%    116.71%      (1.18)%   (32.87)%

-------------------------------------------------------------------------------

   $3,150      $4,034      $6,406     $12,019      $4,942     $6,914
     4.06%(e)    3.53%       3.31%       3.89%      3.83%       3.00%


     3.87%(d)(e) 3.49%(d)    3.18%(d)    3.89%       3.14%(b)   3.00%


    (2.64)%(e)  (1.79)%     (2.15)%     (2.21)%     (0.79)%    (1.36)%
    61.21%     105.78%     113.88%     172.18%     121.96%    200.45%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) After expenses reduced by a custodian fee arrangement and/or directed brokerage arrangement.
(c) Based on average shares outstanding.
(d) Net of interest expense.
(e) Annualized.

                        See Notes to Financial Statements

GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                         CLASS A
                                      ------------------------------------------------------------------------
                                       SIX MONTHS
                                          ENDED                        YEAR ENDED DECEMBER 31,
                                      JUNE 30, 2002    -------------------------------------------------------
                                       (UNAUDITED)      2001        2000         1999        1998        1997
                                      -------------    ------      ------       ------      ------      ------
Net Asset Value,
  Beginning of Period ................   $11.96        $13.08      $12.01       $10.34      $15.50      $14.42
                                         ------        ------      ------       ------      ------      ------
Income from Investment
  Operations:
  Net Investment
    Income (Loss) ....................    (0.03)        (0.03)       0.08         0.07        0.10        0.05
  Net Gain (Loss) on
    Investments (both Realized
    and Unrealized) ..................     2.32         (1.09)       0.99         1.65       (5.09)       2.01
                                         ------        ------      ------       ------      ------      ------
Total from Investment
  Operations .........................     2.29         (1.12)       1.07         1.72       (4.99)       2.06
                                         ------        ------      ------       ------      ------      ------
Less Dividends and
  Distributions:
  Dividends from Net
    Investment Income ................       --            --          --        (0.01)      (0.15)      (0.02)
  Net Distributions from
    Capital Gains ....................       --            --          --           --       (0.02)      (0.96)
  Tax Return of Capital ..............       --            --          --        (0.04)         --          --
                                         ------        ------      ------       ------      ------      ------
Total Dividends and
  Distributions ......................       --            --          --        (0.05)      (0.17)      (0.98)
                                         ------        ------      ------       ------      ------      ------
Net Asset Value,
  End of Period                          $14.25        $11.96      $13.08       $12.01      $10.34      $15.50
                                         ======        ======      ======       ======      ======      ======
Total Return (a)                          19.15%        (8.56)%      8.91%       16.64%     (32.25)%     14.29%
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets,
  End of Period (000) ................  $42,597       $49,244     $13,581      $17,757     $22,969     $61,341
Ratio of Gross Expenses to
  Average Net Assets .................     2.79%(e)      2.76%       2.52%        2.89%       2.11%       2.00%
Ratio of Net Expenses
  to Average Net
  Assets (d) .........................     2.75%(e)      2.58%(b)    2.00%(b)     2.00%(b)    2.00%(b)    1.97%(b)
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets .................    (0.33)%(e)    (0.51)%(c)   0.49%(c)     0.49%(c)    0.58%       0.36%
Portfolio Turnover Rate ..............   141.24%       264.89%      91.27%      195.00%     167.79%     118.10%


                                CLASS B
---------------------------------------------------------------------
 SIX MONTHS
    ENDED                        YEAR ENDED DECEMBER 31,
JUNE 30, 2002  ------------------------------------------------------
 (UNAUDITED)    2001        2000        1999        1998        1997
-------------  ------      ------      ------      ------      ------

   $11.80      $12.98      $12.00      $10.37      $15.60      $14.50
   ------      ------      ------      ------      ------      ------



   (0.07)       (0.16)      (0.02)      (0.03)       0.01       (0.01)


     2.29       (1.02)       1.00        1.66       (5.08)       2.00
   ------      ------      ------      ------      ------      ------

     2.22       (1.18)       0.98        1.63       (5.07)       1.99
   ------      ------      ------      ------      ------      ------



       --          --          --          --       (0.14)         --

       --          --          --          --       (0.02)      (0.89)
       --          --          --          --          --          --
   ------      ------      ------      ------      ------      ------

       --          --          --          --       (0.16)      (0.89)
   ------      ------      ------      ------      ------      ------

   $14.02      $11.80      $12.98      $12.00      $10.37      $15.60
   ======      ======      ======      ======      ======      ======
    18.81%      (9.09)%      8.17%      15.72%     (32.55)%     13.72%
------------------------------------------------------------------------


   $3,128      $2,669      $3,438      $5,029      $5,580     $10,541

    3.57%(e)     3.32%       3.35%       3.79%       2.81%       2.73%


    3.54%(e)     3.08%(b)    2.75%(b)    2.71%(b)      2.50%(b)  2.50%(b)


    (1.00)%(e)  (1.01)%(c)  (0.23)%(c)  (0.23)%(c)    0.12%      0.13%
   141.24%     264.89%      91.27%     195.00%     167.79%     118.10%

GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:


                           CLASS C
-------------------------------------------------------------------
 SIX MONTHS
    ENDED                     YEAR ENDED DECEMBER 31,
JUNE 30, 2002    -----------------------------------------------------
 (UNAUDITED)      2001        2000        1999       1998        1997
-------------    ------      ------      ------     ------      ------

   $11.87        $13.01      $12.04      $10.40     $15.64      $14.52
   ------        ------      ------      ------     ------      ------



    (0.07)        (0.14)      (0.02)      (0.03)      0.01       (0.01)


     2.30         (1.00)       0.99        1.67      (5.09)       2.00
   ------        ------      ------      ------     ------      ------

     2.23         (1.14)       0.97        1.64      (5.08)       1.99
   ------        ------      ------      ------     ------      ------



       --            --          --          --      (0.14)         --

       --            --          --          --      (0.02)      (0.87)
       --            --          --          --         --          --
   ------        ------      ------      ------     ------      ------

       --            --          --          --      (0.16)      (0.87)
   ------        ------      ------      ------     ------      ------

   $14.10        $11.87      $13.01      $12.04     $10.40      $15.64
   ======        ======      ======      ======     ======      ======
    18.79%        (8.83)%      8.06%      15.77%    (32.53)%     13.71%
---------------------------------------------------------------------------


   $2,999        $2,066      $2,697      $3,223     $4,011      $8,698

     3.71%(e)      3.20%       3.82%       4.15%      3.00%       2.94%


     3.54%(e)      3.08%(b)    2.75%(b)    2.71%(b)   2.50%(b)    2.50%(b)


    (1.15)%(e)    (0.73)%(c)  (0.23)%(c)  (0.22)%(c)  0.11       (0.15)%
   141.24%       264.89%      91.27%     195.00%    167.79%     118.10%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.
(c) For the years ended 2001, 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the three years, for Class A are 0.08%, 0.43% and 0.84%, respectively; Class B 0.12%, 0.51% and 1.03%, respectively; and Class C 0.00%, 0.98% and 1.39%, respectively.
(d) Net of interest expense.
(e) Annualized.



                        See Notes to Financial Statements

GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                            CLASS A
                                          -------------------------------------------------------------------------
                                          SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,      SIX MONTHS ENDED
                                            JUNE 30, 2002   -------------------------------------------------------
                                            (UNAUDITED)      2001        2000         1999        1998        1997
                                          ----------------  ------      ------       ------      ------      ------
Net Asset Value, Beginning of Period .....    $ 6.47        $ 8.98      $13.49       $10.78      $10.38      $10.37
                                              ------        ------      ------       ------      ------      ------
Income from Investment Operations:
 Net Investment Income (loss) ............     (0.09)        (0.09)      (0.16)       (0.06)       0.02        0.10
 Net Gain (Loss) on Investments
  (both Realized and Unrealized) .........     (0.69)        (2.37)      (2.73)        3.59        2.07        1.43
                                              ------        ------      ------       ------      ------      ------
Total from Investment Operations .........     (0.78)        (2.46)      (2.89)        3.53        2.09        1.53
                                              ------        ------      ------       ------      ------      ------
Less Dividends and Distributions:
 Dividends from Net Investment Income ....        --            --(f)       --(f)        --          --       (0.08)(c)
 Distribution from Capital Gains .........        --         (0.05)      (1.62)       (0.82)      (1.61)      (1.43)
 Tax Return of Capital ...................        --            --          --           --       (0.08)      (0.01)
                                              ------        ------      ------       ------      ------      ------
Total Dividends and Distributions ........        --         (0.05)      (1.62)       (0.82)      (1.69)      (1.52)
                                              ------        ------      ------       ------      ------      ------
Net Asset Value, End of Period ...........    $ 5.69        $ 6.47      $ 8.98       $13.49      $10.78      $10.38
                                              ======        ======      ======       ======      ======      ======
Total Return (a) .........................    (12.06)%      (27.32)%    (21.88)%      32.83%      20.65%      14.77%
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ..........   $11,215       $13,032     $23,990      $33,070     $27,461     $24,630
Ratio of Gross Expenses to Average
  Net Assets .............................      2.38%(g)      2.45%       2.15%        2.20%       2.32%       2.45%
Ratio of Net Expenses to Average
  Net Assets (b) .........................      2.00%(d)(g)   2.00%(d)    2.00%(d)     2.00%       2.00%       2.00%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..................     (0.29)%(e)(g) (0.95)%(e)  (1.35)%(e)   (0.48)%(e)   0.85%       0.85%
Portfolio Turnover Rate ..................     29.64%        55.95%      97.61%       86.14%      87.79%      78.07%


                                 CLASS B
------------------------------------------------------------------------
SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
 JUNE 30, 2002     -----------------------------------------------------
  (UNAUDITED)       2001        2000        1999        1998       1997
----------------   ------      ------      ------      ------     ------
     $ 6.29        $ 8.78      $13.31      $10.67      $10.31     $10.32
     ------        ------      ------      ------      ------     ------

      (0.21)        (0.14)      (0.19)      (0.12)         --       0.04

      (0.56)        (2.30)      (2.72)       3.56        2.02       1.43
     ------        ------      ------      ------      ------     ------
      (0.77)        (2.44)      (2.91)       3.44        2.02       1.47
     ------        ------      ------      ------      ------     ------

         --            --          --          --          --      (0.03)(c)
         --         (0.05)      (1.62)      (0.80)      (1.61)     (1.45)
         --            --          --          --       (0.05)        --
     ------        ------      ------      ------      ------     ------
         --         (0.05)      (1.62)      (0.80)      (1.66)     (1.48)
     ------        ------      ------      ------      ------     ------
     $ 5.52        $ 6.29      $ 8.78      $13.31      $10.67     $10.31
     ======        ======      ======      ======      ======     ======
     (12.24)%      (27.72)%    (22.33)%     32.27%      20.07%     14.26%
------------------------------------------------------------------------

     $1,269       $24,410      $4,841      $6,442      $6,039     $5,055

       4.07%(g)      3.53%       3.00%       3.21%       3.25%      2.51%

       2.50%(d)(g)   2.50%(d)   2.50%(d)     2.50%       2.50%      2.50%

      (0.82)%(e)(g) (1.45)%(e)  (1.86)%(e)  (0.94)%(e)   0.36%      0.36%
      29.64%        55.95%       97.61%      86.14%      87.79%     78.07%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.
(c) Net of foreign taxes withheld (to be included in income claimed as a tax credit on deduction by shareholder for federal income tax purposes) of $0.01 in 1997.
(d) Net of interest expense.
(e) For the years ended 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the three years, for Class A are 0.37%, 0.42%, 0.12% and 0.20%, respectively and for Class B are 1.56%, 0.99%, 0.47% and 0.71%, respectively.
(f) Amount represents less than $0.005 per share.
(g) Annualized.

                        See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                     CLASS A
                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2002        --------------------------------------------------------
                                                     (UNAUDITED)          2001         2000         1999         1998       1997
                                                  ----------------       ------       ------       ------       ------     ------
Net Asset Value, Beginning of Period ..............      $ 5.36          $ 4.45       $ 5.73       $ 6.59       $ 7.54     $11.90
                                                         ------          ------       ------       ------       ------     ------
Income from Investment Operations:
 Net Investment Income ............................        0.02            0.01         0.00(f)      0.03         0.06       0.09
 Net Loss on Investments (both Realized and
  Unrealized) .....................................        3.81            0.91        (1.27)       (0.84)       (0.95)     (4.36)
                                                         ------          ------       ------       ------       ------     ------
Total from Investment Operations ..................        3.83            0.92        (1.27)       (0.81)       (0.89)     (4.27)
                                                         ------          ------       ------       ------       ------     ------
Less Dividends and Distributions:
 Dividends from Net Investment Income .............          --           (0.01)          --        (0.05)       (0.06)     (0.09)
 Distributions from Capital Gains .................          --              --           --           --           --         --
 Tax Return of Capital ............................          --              --        (0.01)          --           --         --
                                                         ------          ------       ------       ------       ------     ------
Total Dividends and Distributions .................          --           (0.01)       (0.01)       (0.05)       (0.06)     (0.09)
                                                         ------          ------       ------       ------       ------     ------
Net Asset Value, End of Period ....................      $ 9.19          $ 5.36       $ 4.45       $ 5.73       $ 6.59     $ 7.54
                                                         ======          ======       ======       ======       ======     ======
Total Return (a) ..................................       71.46%          20.74%      (22.18)%     (12.37)%     (11.87)%   (36.00)%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...................    $201,798        $121,767     $116,513     $169,045     $238,639   $232,944
Ratio of Gross Expenses to Average Net Assets .....        2.02%(c)        2.25%        2.30%        2.09%        1.78%      1.52%
Ratio of Net Expenses to Average Net Assets(b) ....        1.95%(c)(d)     2.17%(d)     2.17%(d)     2.08%(d)     1.76%      1.47%
Ratio of Net Investment Income to Average Net
  Assets ..........................................        0.51%(c)(e)     0.09%(e)    0.08%(e)      0.46%(e)    0.99%       0.90%
Portfolio Turnover Rate ...........................      401.48%         108.97%       65.41%       94.67%       86.65%     19.99%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) After expenses reduced by a custodian fee or directed brokerage arrangement.
(c) Annualized.
(d) Net of interest expense.
(e) For period ended June 30, 2002 and the years ended 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee or directed brokerage arrangement, for each of the periods, are 0.00%, 0.00%, 0.02% and 0.01%, respectively.
(f) Amount represents less than $0.01 per share.



                        See Notes to Financial Statements

TROIKA DIALOG FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                        CLASS A
                                                               ---------------------------------------------------------
                                                                SIX MONTHS
                                                                   ENDED             YEAR ENDED      APRIL 7, 2000(A) TO
                                                               JUNE 30, 2002        DECEMBER 31,        DECEMBER 31,
                                                                (UNAUDITED)            2001(E)              2000
                                                               -------------        -----------      -------------------
Net Asset Value, Beginning of Period ..........................     $ 8.00                $6.24              $10.00
                                                                    ------                -----               -----
Income from Investment Operations:
Net Investment Income (Loss) ..................................       0.11                 0.01               (0.01)
Net Gain (Loss) on Investments (both Realized
  and Unrealized) .............................................       2.09                 1.77               (3.75)
                                                                    ------                -----               -----
Total from Investment Operations ..............................       2.20                 1.78               (3.76)
Distribution from Net Investment Income .......................         --                (0.02)                 --
                                                                    ------                -----               -----
Net Asset Value, End of Period ................................     $10.20                $8.00               $6.24
                                                                    ======                =====               =====
Total Return (b) ..............................................      27.50%               28.59%             (37.60)%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...............................     $2,217               $1,458                $756
Ratio of Gross Expenses to Average Net Assets .................       7.39%(d)            16.09%              10.11%(d)
Ratio of Net Expenses to Average Net Assets(c) ................       2.00%(d)             2.00%(f)            2.00%(d)
Net Effect of Advisory Fee Waiver to Average Net Assets .......       5.39%(d)            14.08%               8.11%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets ...       2.03%(d)             0.15%              (0.10)%(d)
Portfolio Turnover Rate .......................................      22.26%              237.24%              74.01%

----------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) After expenses reduced by an Advisory fee waiver arrangement.
(d) Annualized.
(e) The new advisory agreement dated August 1, 2001 names Troika Dialog Asset Management Ltd. as the adviser to the Troika Dialog Fund.
(f) Net of interest expense.





                        See Notes to Financial Statements

U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                    CLASS A
                                               -------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2002       ---------------------------------------------------------
                                                  (UNAUDITED)         2001         2000         1999         1998        1997
                                               ----------------      -----         -----        -----        -----       -----
Net Asset Value, Beginning of Period ..........      $1.00           $1.00         $1.00        $1.00        $1.00       $1.00
                                                     -----           -----         -----        -----        -----       -----
Income from Investment Operations:
 Net Investment Income ........................       0.00            0.02          0.05         0.03         0.04        0.04
Less Distributions to Shareholders:
 Dividends from Net Investment Income .........      (0.00)          (0.02)        (0.05)       (0.03)       (0.04)      (0.04)
                                                     -----           -----         -----        -----        -----       -----
Net Asset Value, End of Period ................      $1.00           $1.00         $1.00        $1.00        $1.00       $1.00
                                                     =====           =====         =====        =====        =====       =====
Total Return (a) ..............................       0.24%           2.21%         4.77%        3.43%        3.88%       3.77%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...............    $36,122         $46,069       $73,797      $97,443      $47,222     $76,650
Ratio of Gross Expenses to Average Net Assets .       1.31%(d)        1.23%         1.10%        1.15%       1.20%        1.28%
Ratio of Net Expenses to Average Net Assets ...       1.08%(b)(d)     1.21%(b)        --           --           --          --
Ratio of Net Investment Income to Average
  Net Assets ..................................       0.57%(c)(d)     2.71%(c)      4.80%        3.68%        3.89%       3.91%

----------
(a) Total return is calculated assuming an initial investment value made at the net asset value at the beginning of the period distributions at net asset value during the period and a redemption on the last day of the period.
(b) After expenses reduced by an Advisory fee waiver arrangement.
(c) For the period ending June 30, 2002 and year ended 2001, the net effect of the Advisory expense reimbursement arrangement is 0.23% and 0.02%.
(d) Annualized.





                        See Notes to Financial Statements

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940, as amended. The Trust operates as a series fund currently comprised of six portfolios: Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund, Troika Dialog Fund and U.S. Government Money Fund (the "Funds"). Asia Dynasty Fund, Troika Dialog Fund and U.S. Government Money Fund are classified as diversified funds under the Investment Company Act of 1940, as amended. Global Hard Assets Fund, Global Leaders Fund and International Investors Gold Fund are classified as non-diversified funds. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign market and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if a Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of these securities as of 4:00 p.m. Eastern Time. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. Short-term obligations are valued at amortized cost which, with accrued interest, approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and foreign markets.

B. FEDERAL INCOME TAXES--It is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains or losses and the appreciation or depreciation attributable to foreign currency fluctuations on other foreign currency denominated assets and liabilities are recorded as net realized or unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Interest income is accrued as earned.

    For the Global Hard Assets Fund, Global Leaders Fund and Asia Dynasty Fund, income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

E. DISTRIBUTIONS TO SHAREHOLDERS--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with accounting principles generally accepted in the United States.

    USE OF DERIVATIVE INSTRUMENTS

F. OPTION CONTRACTS--The Funds (except U.S. Government Money Fund) may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

    The Funds (except U.S. Government Money Fund) may also write call or put options. As the writer of an option, the Funds receive a premium. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold by the Funds expose them during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

G. SHORT SALES--The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

    Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Proceeds from securities sold short are reported as liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed.

H. FUTURES--The Funds (except U.S. Government Money Fund) may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

I. STRUCTURED NOTES--The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund.

    Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At June 30, 2002, the following structured notes were outstanding:

                                                              % OF NET
                                            VALUE              ASSETS
                                            -----             --------
INTERNATIONAL INVESTORS GOLD FUND
Business Development Bank of Canada
   Gold Linked Note, Zero coupon
   due 12/11/02 .......................  $5,724,000             2.8%
HSBC Bank USA
   Gold Linked Note, Zero coupon
   due 11/01/02 .......................   5,448,800             2.7%

NOTE 2--MANAGEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services for each of the Funds, except Troika Dialog Fund. The Asia Dynasty Fund and Global Leaders Fund each pay the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. The International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.75 of 1% of the first $500 million of average daily net assets of the Fund, 0.65 of 1% of the next $250 million of average daily net assets and 0.50 of 1% of average daily net assets in excess of $750 million. The U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of 0.50 of 1% of the first $500 million of average daily net assets, 0.40 of 1% of the next $250 million of average daily net assets and 0.375 of 1% of average daily net assets in excess of $750 million. The Troika Dialog Fund pays Troika Dialog Asset Management Ltd. a monthly fee at the annual rate of 0.75% of average daily net assets.

In accordance with the advisory agreement, the Funds paid Van Eck Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds paid costs in the following amounts: $4,401 Asia Dynasty Fund, $42,377 Global Hard Assets Fund, $4,218 Global Leaders Fund, $91,562 International Investors Gold Fund, $726 Troika Dialog Fund and $3,753 U.S. Government Money Fund.

For the six months ended June 30, 2002, the Adviser and Troika Dialog Asset Management Ltd. agreed to assume expenses exceeding 2% of average daily net assets for Class A shares for the Troika Dialog Fund. Expenses were reduced by $52,871 under this agreement. For the six months ended June 30, 2002, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.5% of average daily net assets for Class B shares for the Global Leaders Fund. Expenses were reduced by $37,243 under this agreement. When necessary, the Adviser has agreed to waive a portion of the advisory fee for the U.S. Government Money Fund in order to preserve the distribution yield. Expenses were reduced by $46,755 under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Asia Dynasty Fund, Global Leaders Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% per year of the average daily net assets on the first $500 million in Asia Dynasty Fund and Global Leaders Fund, or at the rate of 0.25% per year on the first $750 million in International Investors Gold Fund, and 0.20% per year of the average daily net assets in excess of $750 million in International Investors Gold Fund.

Effective August 1, 2001, for Troika Dialog Fund, Van Eck Associates Corp., the distributor, performs accounting and administrative ser-

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

vices for which Van Eck Associates Corp. is paid a monthly fee at the rate of 0.25% per year of the average daily net assets.

For the six months ending June 30, 2002, Van Eck Securities Corporation (the "Distributor") received $688,134 in sales loads of which $117,251 was reallowed to broker dealers.

Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

As of June 30, 2002, the Troika Dialog Asset Management Ltd. owned 50.1% and the Distributor owned 38.5% of the outstanding shares of beneficial interest of the Troika Dialog Fund Class A shares.

NOTE 3--INVESTMENTS--For federal income tax purposes, the identified cost of investments owned at June 30, 2002 is $13,789,680, $42,419,863, $13,186,534,
$136,565,678 and $1,736,733 for the Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund and Troika Dialog Fund, respectively. The U.S. Government Money Fund's identified cost for federal income taxes is the same for financial reporting purposes. As of June 30, 2002, gross unrealized appreciation and depreciation of investments were as follows:

                                                                      NET
                                        GROSS        GROSS        UNREALIZED
                                     UNREALIZED    UNREALIZED    APPRECIATION
FUND                                APPRECIATION  DEPRECIATION  (DEPRECIATION)
-----                               ------------  ------------  --------------
Asia Dynasty Fund ................. $ 2,764,025    $1,221,666    $ 1,542,359
Global Hard Assets Fund ...........   7,053,038     2,098,773      4,954,265
Global Leaders Fund ...............   1,205,914     1,860,370       (654,456)
International Investors
  Gold Fund .......................  62,720,548     4,388,423     58,332,125
Troika Dialog Fund ................     515,607        90,853        424,754

Purchases and sales of investment securities for the six months ended June 30, 2002, other than short-term obligations, were as follows:

                                                            PROCEEDS
                                             COST OF          FROM
                                           INVESTMENT      INVESTMENT
                                           SECURITIES      SECURITIES
                                            PURCHASED         SOLD
                                           ----------      -----------
Asia Dynasty Fund .......................  $9,995,325      $11,494,733
Global Hard Assets Fund .................  68,610,978       78,815,575
Global Leaders Fund .....................   4,147,416        6,034,776
International Investors Gold Fund ....... 653,561,170      671,355,854
Troika Dialog Fund ......................     599,818          437,154

NOTE 4--12B-1 PLANS OF DISTRIBUTION--Pursuant to Rule 12b-1 Plans of Distribution (the "Plans"), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to Van Eck Securities Corporation (VESC), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.50% of average daily net assets (except for International Investors Gold Fund, and U.S. Government Money Fund which is 0.25%) for Class A shares and 1% of average daily net assets for Classes B and C shares (the "Annual Limitations"). For Class C shares, the Funds will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such Class C 12b-1 fees will be expensed by the Funds over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Funds exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Funds for any excess. Class C shareholders redeeming within one year of purchase will be subject to a 1% redemption charge, which will be retained by the Funds. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Funds within the Annual Limitation.

VESC has waived its right to reimbursement of the carried forward amounts incurred through June 30, 2002 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of June 30, 2002, were as follows:

Asia Dynasty Fund--Class A ........................ $1,415,386
Asia Dynasty Fund--Class B ........................  1,523,791
Global Hard Assets Fund--Class A ..................  1,056,224
Global Hard Assets Fund--Class B ..................    124,882
Global Hard Assets Fund--Class C ..................    336,598
Global Leaders Fund--Class A ......................  1,083,815
Global Leaders Fund--Class B ......................    446,627
Troika Dialog Fund--Class A .......................    156,843

NOTE 5--SHAREHOLDER TRANSACTIONS--Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

                                             ASIA DYNASTY FUND
                                      ------------------------------
                                      SIX MONTHS ENDED    YEAR ENDED
                                       JUNE 30, 2002     DECEMBER 31,
                                        (UNAUDITED)          2001
                                      ----------------  ------------
CLASS A
Shares sold ..........................    1,553,091       10,888,328
Shares reacquired ....................   (1,593,494)     (11,110,471)
                                            -------          -------
Net decrease .........................      (40,403)        (222,143)
                                            =======          =======
CLASS B
Shares sold ..........................       21,473           67,494
Shares reacquired ....................     (186,323)        (392,572)
                                            -------          -------
Net decrease .........................     (164,850)        (325,078)
                                            =======          =======

                                         GLOBAL HARD ASSETS FUND
                                      ------------------------------
                                      SIX MONTHS ENDED    YEAR ENDED
                                       JUNE 30, 2002     DECEMBER 31,
                                        (UNAUDITED)          2001
                                      ----------------  ------------
CLASS A
Shares sold ..........................    7,694,850        8,321,822
Shares issued in connection
  with an acquisition (Note 9) .......           --        2,026,452
                                          7,694,850       10,348,274
Shares reacquired ....................   (8,824,328)      (7,267,634)
                                            -------          -------
Net increase (decrease) ..............   (1,129,478)       3,080,640
                                         ==========        =========
CLASS B
Shares sold ..........................       24,619           27,297
Shares reacquired ....................      (27,615)         (66,111)
                                            -------          -------
Net decrease .........................       (2,996)         (38,814)
                                            =======          =======
CLASS C
Shares sold ..........................       54,349            2,969
Shares reacquired ....................      (15,635)         (36,128)
                                            -------          -------
Net increase (decrease) ..............       38,714          (33,159)
                                            =======          =======

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

                                            GLOBAL LEADERS FUND
                                     ---------------------------------
                                      SIX MONTHS ENDED     YEAR ENDED
                                       JUNE 30, 2002      DECEMBER 31,
                                        (UNAUDITED)           2001
                                     -----------------  --------------
CLASS A
Shares sold .........................       207,802            103,337
Shares reinvested ...................            --             16,369
                                     --------------     --------------
                                            207,802            119,706
Shares reacquired ...................      (250,518)          (776,295)
                                     --------------     --------------
Net decrease ........................       (42,716)          (656,589)
                                     ==============     ==============
CLASS B
Shares sold .........................         1,660             17,810
Shares reinvested ...................            --              3,146
                                     --------------     --------------
                                              1,660             20,956
Shares reacquired ...................      (154,740)          (189,110)
                                     --------------     --------------
Net decrease ........................      (153,080)          (168,154)
                                     ==============     ==============

                                     INTERNATIONAL INVESTORS GOLD FUND
                                     ---------------------------------
                                      SIX MONTHS ENDED     YEAR ENDED
                                       JUNE 30, 2002      DECEMBER 31,
                                        (UNAUDITED)           2001
                                     -----------------  --------------
CLASS A
Shares sold .........................    147,379,408       486,928,513
Shares reinvested ...................            --             37,984
                                     --------------     --------------
                                        147,379,408        486,966,497
Shares reacquired ...................  (148,147,483)      (490,416,214)
                                     --------------     --------------
Net decrease ........................      (768,075)        (3,449,717)
                                     ==============     ==============

                                             TROIKA DIALOG FUND
                                     ---------------------------------
                                      SIX MONTHS ENDED     YEAR ENDED
                                       JUNE 30, 2002      DECEMBER 31,
                                        (UNAUDITED)           2001
                                     -----------------  --------------
CLASS A
Shares sold .........................        89,163            100,793
Shares reinvested ...................            --                388
                                     --------------     --------------
                                             89,163            101,181
Shares reacquired ...................       (54,251)           (39,972)
                                     --------------     --------------
Net increase ........................        34,912             61,209
                                     ==============     ==============

                                         U.S. GOVERNMENT MONEY FUND
                                     ---------------------------------
                                      SIX MONTHS ENDED     YEAR ENDED
                                       JUNE 30, 2002      DECEMBER 31,
                                        (UNAUDITED)           2001
                                     -----------------  --------------
CLASS A
Shares sold ......................... 1,234,192,860      2,492,584,861
Shares reinvested ...................        49,451            646,409
                                     --------------     --------------
                                      1,234,242,311      2,493,231,270
Shares reacquired ...................(1,244,189,398)    (2,520,943,848)
                                     --------------     --------------
Net decrease ........................    (9,947,087)       (27,712,578)
                                     ==============     ==============

NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS--The Funds (except U.S. Government Money Fund) may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds (except U.S. Government Money Fund) may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At June 30, 2002, the following forward foreign currency contracts were outstanding:

                                                               UNREALIZED
                                     CONTRACT     CURRENT     APPRECIATION
CONTRACTS                             AMOUNT       VALUE      (DEPRECIATION)
----------                          ----------    -------    --------------
ASIA DYNASTY FUND:
Forward Foreign Currency
  Buy Contracts:
MYR 622,110 expiring
  7/02/02 .........................  $ 163,821    $ 163,713       $ (108)
SGD 225,299 expiring
  7/01/02 .........................    127,938      127,472         (466)
Forward Foreign Currency
  Sale Contracts:
HKD 233,751 expiring
  7/02/02--7/03/02 ................     29,960       29,968           (8)
IDR 266,774,846 expiring
  7/03/02 .........................     30,419       30,618         (199)
SGD 99,664 expiring
  7/01/02 .........................     56,595       56,388          207
                                                                 -------
                                                                  $  574
                                                                 =======
GLOBAL HARD ASSETS FUND:
Forward Foreign Currency
  Sale Contract:
AUD 1,034 expiring
  7/01/02 .........................      $ 580        $ 582          $ 2
                                                                 =======
INTERNATIONAL INVESTORS GOLD FUND:
Forward Foreign Currency
  Sale Contract:
AUD 2,028,616 expiring
  7/01/02--7/02/02 ................ $1,137,247   $1,141,604      $(4,357)
                                                                 =======

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust has a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Funds contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Funds have elected to show this deferred liability net of assets at fair market value for financial statement purposes.

As of June 30, 2002, the total fair market value of the liability portion of the Plan is as follows:

Asia Dynasty Fund--$13,397, Global Hard Assets Fund--$15,948, Global Leaders Fund--$13,589, International Investors Gold Fund--$90,361, Troika Dialog Fund--$239 and U.S. Government Money Fund--$41,571.

NOTE 8--RESTRICTED SECURITIES--The following securities are restricted as to sale and deemed to be illiquid:

                                                                 PERCENT OF
                                  DATE                           NET ASSETS
                                ACQUIRED     COST       VALUE    AT 6/30/02
                                --------   --------     -----    ----------
ASIA DYNASTY FUND
Lippo Bank
  Certificates                   7/06/99      --         --         --

GLOBAL HARD ASSETS FUND
Khanty-Mansiysk Oil Co.          1/31/97   $549,995   $839,500     1.7%

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

NOTE 9--FUND MERGER--As of the close of business on June 22, 2001, the Global Hard Assets Fund acquired all the net assets of Natural Resources Fund pursuant to a plan of reorganization approved by the Natural Resources Fund shareholders on June 8, 2001. The acquisition was accomplished by a tax-free exchange of 2,026,452 shares of Global Hard Assets Fund--Class A Shares (valued at $25,334,135). The 10,181,181 shares of Natural Resources Fund's net assets at that date, $25,334,135, including $1,422,570 of unrealized appreciation, were combined with those of the Global Hard Assets Fund. The aggregate net assets of Global Hard Assets Fund and Natural Resources Fund before the acquisition were $16,791,047 and $25,334,135, respectively.

NOTE 10--REPURCHASE AGREEMENTS--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds' custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

NOTE 11--EQUITY SWAPS--The Funds (except U.S. Government Money Fund) may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities.

The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. The Fund has collateralized 100% of the notional amount of the swap. Such amounts are reflected in the Statement of Assets and Liabilities as Cash-initial margin. At June 30, 2002, the following swap was outstanding (stated in U.S. dollars):

UNDERLYING        NUMBER OF    NOTIONAL   TERMINATION   UNREALIZED
SECURITY           SHARES       AMOUNT       DATE      APPRECIATION
-----------       ---------    --------   -----------  ------------
GLOBAL HARD
ASSETS FUND
Gazprom
  Oil Co.         239,200      $38,990       Open        $85,872

COMMODITY SWAPS--The Funds (except U.S. Government Money Fund) may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 2002, there were no outstanding commodity swaps.

NOTE 12--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck in a $45 million committed credit facility (the "Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2002, the Funds made the following borrowings:

                                       AVERAGE AMOUNT   AVERAGE INTEREST
FUND                                      BORROWED            RATE
-----                                  --------------   ----------------
Asia Dynasty Fund ....................   $  178,298           2.34%
Global Hard Assets Fund ..............      681,703           2.27
Global Leaders Fund ..................       60,761           2.29
International Investors Gold Fund ....    5,412,819           2.34
Troika Dialog Fund ...................           --             --
U.S. Government Money Fund ...........          867           2.29

                   VAN ECK FUNDS II, INC.--MID CAP VALUE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)


NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS: 76.1%
AUTO & TRANSPORTATION: 3.5%
        16,700 American Axle & Manufacturing
                 Holdings, Inc.                                      $   496,658
         9,600 Aviall, Inc.                                              134,400
         8,500 CSX Corp.                                                 297,925
                                                                     -----------
                                                                         928,983
                                                                     -----------
CONSUMER DISCRETIONARY: 10.6%
        19,050 BJ's Wholesale Club, Inc.                                 733,425
        44,300 KPMG Consulting, Inc.                                     658,298
        47,200 Paxson Communications Corp.                               259,600
        57,800 Tupperware Corp.                                        1,201,662
                                                                     -----------
                                                                       2,852,985
                                                                     -----------
CONSUMER STAPLES: 9.2%
        64,700 Hain Celestial Group, Inc.                              1,196,950
        16,500 Loews Corp. - Carolina Group                              446,325
        27,100 Pathmark Stores, Inc.                                     509,751
        21,800 Tyson Foods, Inc.                                         338,118
                                                                     -----------
                                                                       2,491,144
                                                                     -----------
ENERGY: 9.1%
        17,300 Premcor, Inc.                                             444,956
       118,300 Reliant Resources, Inc.                                 1,035,125
        30,300 Swift Energy Co.                                          478,437
        70,200 Torch Offshore, Inc.                                      505,440
                                                                     -----------
                                                                       2,463,958
                                                                     -----------
FINANCIAL SERVICES: 15.7%
        34,740 Annuity & Life Re (Holdings), Inc.                        628,447
        28,300 Max Re Capital Ltd.                                       382,050
        50,500 Phoenix Companies, Inc.                                   926,675
        25,400 Riggs National Corp.                                      378,714
        19,350 Travelers Property Casualty Co.                           342,495
        45,900 UICI                                                      927,180
        24,600 UnumProvident Corp.                                       626,070
                                                                     -----------
                                                                       4,211,631
                                                                     -----------
HEALTHCARE: 6.8%
        45,900 Adolor Corp.                                              516,834
        42,200 Elan Corp. (Sponsored ADR)                                230,834
       305,800 Genelabs Technologies Inc.                                614,658
        31,400 Regeneron Pharmaceuticals, Inc.                           455,614
                                                                     -----------
                                                                       1,817,940
                                                                     -----------
MATERIALS & PROCESSING: 4.1%
         9,900 NL Industries, Inc.                                       150,975
        37,000 United States Steel Corp.                                 735,930
         6,400 York International Corp.                                  216,256
                                                                     -----------
                                                                       1,103,161
                                                                     -----------
OTHER: 1.1%
        20,100 Gencorp, Inc.                                             287,430
                                                                     -----------


NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

PRODUCER DURABLES: 8.6%
        25,600 Advanced Energy Industries, Inc.                      $   567,808
         4,750 Cooper Industries, Inc.                                   186,675
        33,400 Photronics, Inc.                                          632,596
        56,600 Thermo Electron Corp.                                     933,900
                                                                     -----------
                                                                       2,320,979
                                                                     -----------
TECHNOLOGY: 5.3%
        22,900 Accenture Ltd. (Class A)                                  435,100
        20,300 Celestica, Inc.                                           461,013
        42,300 Corning, Inc.                                             150,165
        11,400 Microtune, Inc.                                           101,574
        25,400 PerkinElmer, Inc.                                         280,670
                                                                     -----------
                                                                       1,428,522
                                                                     -----------

UTILITIES: 2.1%
        18,425 Cablevision Systems Corp.--
                 Rainbow Media Group                                     161,219
        13,400 Constellation Energy Group, Inc.                          393,156
                                                                     -----------
                                                                         554,375
                                                                     -----------
TOTAL COMMON STOCKS
(Cost: $23,471,739)                                                   20,461,108
                                                                     -----------

PRINCIPAL
AMOUNT
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS: 13.2%
U.S. TREASURY NOTES
$ 800,000
    7.25%, due 8/15/04                                               $   870,375
2,402,000
    6.875%, due 5/15/06                                                2,667,445
                                                                     -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $3,269,334)                                                     3,537,820
                                                                     -----------
TOTAL INVESTMENTS: 89.3%
(Cost: $26,741,073)                                                   23,998,928
OTHER ASSETS LESS LIABILITIES: 10.7%                                   2,902,453
                                                                     -----------
NET ASSETS: 100%                                                     $26,901,381
                                                                     ===========

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.

GLOSSARY:
ADR - American Depositary Receipt


                        See Notes to Financial Statements

VAN ECK FUNDS II, INC.--MID CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (unaudited)

ASSETS:
Investments, at value (cost $26,741,073) (Note 1) .................    $ 23,998,928
Cash ..............................................................       3,618,896
Receivables:
  Dividends and interest ..........................................          71,951
  Due from adviser ................................................          64,216
  Capital shares sold .............................................          27,432
                                                                       ------------
    Total assets ..................................................      27,781,423
                                                                       ------------
LIABILITIES:
Payables:
  Capital shares redeemed .........................................         464,313
  Securities purchased ............................................         356,443
  Accounts payable ................................................          59,286
                                                                       ------------
  Total liabilities ...............................................         880,042
                                                                       ------------
Net Assets ........................................................    $ 26,901,381
                                                                       ============
Shares outstanding ................................................       1,720,806
                                                                       ============
Net asset value, redemption and offering price per share ..........    $      15.63
                                                                       ============
Maximum offering price per share (NAV/(1-maximum sales commission))    $      16.58
                                                                       ============
Net assets consist of:
  Aggregate paid in capital .......................................    $ 40,672,080
  Unrealized depreciation of investments ..........................      (2,742,146)
  Accumulated net investment loss .................................         (68,902)
  Accumulated realized loss .......................................     (10,959,651)
                                                                       ------------
                                                                       $ 26,901,381
                                                                       ============







                        See Notes to Financial Statements

VAN ECK FUNDS II, INC.--MID CAP VALUE FUND
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2002 (unaudited)

INCOME (NOTE 1):
Dividends .......................................................                $ 82,254
Interest ........................................................                  14,324
                                                                              -----------
  Total income ..................................................                  96,578
EXPENSES:
Advisory fees (Note 2) .......................................... $ 31,371
Administration (Note 2) .........................................   50,526
Distribution (Note 2) ...........................................   54,444
Transfer agent ..................................................   39,455
Professional ....................................................   23,735
Shareholder reports .............................................    9,412
Trustees' fees and expenses .....................................    4,498
Registration ....................................................    3,508
Custodian .......................................................    2,950
Other ...........................................................    2,889
                                                                  --------
Total expenses ..................................................  222,788
Expenses assumed by the adviser (Note 2) ........................  (62,706)
                                                                  --------
Net expenses ....................................................                 160,082
                                                                              -----------
Net investment loss .............................................                 (63,504)
                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized loss from security transactions ........................              (6,320,393)
Change in unrealized depreciation of investments ................               2,971,177
                                                                              -----------
Net realized and unrealized loss on investments .................              (3,349,216)
                                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............             $(3,412,720)
                                                                              ===========





                        See Notes to Financial Statements

VAN ECK FUNDS II, INC.--MID CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SIX MONTHS
                                                                           ENDED        YEAR ENDED
                                                                       JUNE 30, 2002   DECEMBER 31,
                                                                        (UNAUDITED)        2001
                                                                        -----------    ------------
DECREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss ................................................. $   (63,504)   $  (148,414)
  Realized loss from security transactions ............................  (6,320,393)    (1,584,719)
  Change in unrealized depreciation of investments ....................   2,971,177     (7,858,682)
                                                                        -----------    -----------
  Decrease in net assets resulting from operations ....................  (3,412,720)    (9,591,815)
                                                                        -----------    -----------
CAPITAL SHARE TRANSACTIONS:*
  Proceeds from sales of shares .......................................   2,861,377      1,440,092
Shares issues in connection with an acquisition (Note 5) ..............  10,731,616             --
Cost of shares reacquired ............................................. (37,675,187)    (6,542,711)
                                                                        -----------    -----------
Decrease in net assets resulting from capital share transactions ...... (24,082,194)    (5,102,619)
                                                                        -----------    -----------
    Total decrease in net assets ...................................... (27,494,914)   (14,694,434)

NET ASSETS:
Beginning of period ...................................................  54,396,295     69,090,729
                                                                        -----------    -----------
End of period ......................................................... $26,901,381    $54,396,295
                                                                        ===========    ===========
Accumulated net investment loss .......................................   $ (68,902)      $ (5,398)
                                                                        -----------    -----------
*SHARES OF BENEFICIAL INTEREST ISSUED (UNLIMITED NUMBER OF $0.001
 PAR VALUE SHARES AUTHORIZED)
  Shares sold .........................................................     162,492         77,371
  Shares issues in connection with an acquisition (Note 5 ) ...........     642,757             --
  Shares reacquired                                                      (2,082,568)      (343,536)
                                                                        -----------    -----------
  Net decrease ........................................................  (1,277,319)      (266,165)
                                                                        -----------    -----------





                        See Notes to Financial Statements

VAN ECK FUNDS II, INC.--MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

                                                  SIX MONTHS
                                                     ENDED                      YEAR ENDED DECEMBER 31,*
                                               JUNE 30, 2002(E)  ------------------------------------------------------
                                                  (UNAUDITED)    2001        2000        1999       1998        1997
                                               ----------------  ------      ------      ------      ------      ------
Net Asset Value, Beginning of Period ...........    $18.14       $21.17      $27.73      $23.96      $24.56      $21.04
                                                    ------       ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) .................     (0.04)       (0.050)    (0.123)     (0.030)      0.110       0.096
  Net Realized and Unrealized Gain (Loss)
    on Investments .............................     (2.47)       (2.980)    (5.377)      7.080      (0.156)      5.286
                                                    ------       ------      ------      ------      ------      ------
  Total from Investment Operations .............     (2.51)       (3.030)    (5.500)      7.050      (0.046)      5.382
                                                    ------       ------      ------      ------      ------      ------
LESS DISTRIBUTIONS AND DISTRIBUTIONS
  Dividends from Net Investment Income .........        --           --          --          --      (0.111)     (0.096)
  Dividends in Excess of Net Investment Income          --           --          --          --          --      (0.004)
  Distributions from Realized Capital Gains ....        --           --      (1.060)     (3.280)     (0.443)     (1.762)
                                                    ------       ------      ------      ------      ------      ------
  Total Dividends and Distributions ............        --           --      (1.060)     (3.280)     (0.554)     (1.862)
                                                    ------       ------      ------      ------      ------      ------
Net Asset Value, End of Period .................    $15.63       $18.14      $21.17      $27.73      $23.96      $24.56
                                                    ======       ======      ======      ======      ======      ======
Total Return (a) ...............................    (12.50%)     (14.31%)    (19.83%)     29.42%      (0.18%)     25.85%

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's) ..............   $26,901      $54,396     $69,091     $94,840     $67,478     $66,762
Ratio of Gross Expenses to Average
  Net Assets (b) ...............................      2.06%(d)     1.44%       1.38%       1.50%       1.57%       1.49%
Ratio of Net Expenses to Average Net Assets ....      1.48%(d)     1.35%       1.35%       1.32%       1.25%       1.25%
Ratio of Net Investment Income (Loss)
  to Average Net Assets (c) ....................     (0.40%)(d)   (0.25%)     (0.46%)     (0.16%)      0.44%       0.49%
Portfolio Turnover Rate ........................       132%       62.69%     124.93%     133.63%      43.42%      21.02%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period.
(b) Had fees not been waived and expenses not been assumed.
(c) Ratios would have been (0.98%),(0.34%), (0.49%), (0.34%), 0.12%, and 0.25% , respectively, had the Investment Manager not waived fees and had expenses not been assumed.
(d) Annualized
(e) The new advisory agreement dated January 1, 2002 names Van Eck Associates Corp. as the adviser to the Fund.
* The financial highlights table attached is that of the Predecessor Fund, formerly Growth and Income Fund. The table is intended to help you understand the Predecessor Fund's financial performance for the past five years.




                        See Notes to Financial Statements

VAN ECK FUNDS II, INC.--MID CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--At a meeting of Directors held on December 11, 2001, the Board approved the name change of the Van Eck / Chubb Funds, Inc. to Van Eck Funds I, Inc. effective January 1, 2002. At a shareholder meeting held on June 6, 2002, approval was given to merge the assets of the Van Eck Funds I Inc., which consisted of two funds in the series, Mid Cap Value Fund (formerly Growth and Income Fund ) and Total Return Fund into the Van Eck Funds II, Inc. Mid Cap Value Fund, effective June 7, 2002. The Van Eck Funds II, Inc. (the "Company"), was incorporated under the laws of the State of Maryland on January 29, 2002 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of one fund in the series, Van Eck Mid Cap Value Fund (the "Fund"). The following is a summary of significant accounting policies consistently followed by Fund, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--AGREEMENTS AND AFFILIATES--Chubb Asset Managers, Inc. ("Chubb") resigned as investment adviser effective December 31, 2001. At a meeting of the Board of Directors held on December 11, 2001, the Board approved an interim Investment Management Agreement dated January 1, 2002 under which Van Eck Associates Corp. ("VEAC") would replace Chubb as investment adviser to the Fund. Under this agreement the Fund pays VEAC at an annual rate of 0.20% on assets up to $200 million, 0.19% on the next $1.1 billion and 0.18% on assets in excess of $1.3 billion. Additionally, the Board approved the interim sub-advisory agreement among the Fund, Van Eck Associates Corp. and John A. Levin & Co., Inc.

At a meeting of shareholders held on June 7, 2002, the current Advisory Agreement, Sub-Advisory Agreement, Administration Agreement and Distribution Agreement were approved.

Under the Advisory Agreement, the Adviser will be compensated by the Fund as an annual rate of 0.75% of the Fund's average net assets. The Sub-Advisory Agreement for the Fund was approved by the shareholders of the Fund at a meeting held on June 7, 2002. Under the Sub-Advisory Agreement, Van Eck Associates has agreed to pay John A. Levin Co., Inc. a sub-advisory fee at an annual rate of 0.20% of the first $200 million of the average daily net assets, 0.19% of the next billion of average daily net assets and 0.18% of the assets in excess of $1.3 billion. Certain officers and trustees of the Trust are officers of the Adviser.

The Fund entered into an Administration Agreement dated June 7, 2002 with Van Eck Associates Corp. (the "Administrator") which details responsibility for performing certain accounting and administrative services. In accordance with an accounting and administration agreement, the Administrator earns a fee of 0.15% of the Fund's average daily net assets.

Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Investment Adviser, for the six months ended June 30, 2002, received $14,628 in sales loads of which $3,444 was reallowed to broker-dealers. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum.

In accordance with the Advisory Agreement, the Fund reimbursed Van Eck Associates Corporation for costs incurred in connection with certain operating functions. The Fund reimbursed costs in the amount $1,759.

Pursuant to an expense limitation agreement, the rate of expenses borne by the Fund, based on average net assets, were 1.35% for the period from January 1, 2001 through June 6, 2002 and 2.10% for the period from June 7, 2002 through June 30, 2002.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than short-term obligations aggregated $31,888,117 and $63,716,393, respectively, for the period ended June 30, 2002. For federal income tax purposes, the identified cost of investments owned at June 30, 2002 was $26,741,073. As

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

of June 30, 2002, net unrealized depreciation for federal income tax purposes aggregated $2,742,146 of which $984,755 related to appreciated securities and $3,726,901 related to depreciated securities.

NOTE 4--DIRECTOR DEFERRED COMPENSATION PLAN--The Van Funds II, Inc. Mid Cap Value Fund established a Deferred Compensation Plan (the "Plan") for Directors. The Directors can elect to defer receipt of their director meeting fees and retainers until retirement, disability or termination from the board. The Funds' contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Fund as directed by the Directors. The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes.

As of June 30, 2002, the total liability portion of the Plan was $10,391.

NOTE 5--FUND MERGER--As of the close of business on June 7, 2002, the Van Eck Funds II, Inc.- Mid Cap Value Fund acquired all the net assets of Van Eck Total Return Fund pursuant to a plan of reorganization approved by the Van Eck Mid Cap Value Fund and Van Eck Total Return Fund shareholders on June 6, 2002. The acquisition was accomplished by a tax-free exchange of 642,757 shares of Van Eck Mid Cap Value Fund (valued at $10,732,259) for the 797,477 shares of Van Eck Total Return Fund's net assets at that date, $10,303,370, including $428,889 of unrealized depreciation, were combined with those of the Van Eck Mid Cap Value Fund. The aggregate net assets of Van Eck Mid Cap Value Fund and Van Eck Total Return Fund before the acquisition were $17,950,112 and $10,303,370, respectively.




[VAN ECK GLOBAL LOGO]

Investment Adviser:   Van Eck Associates Corporation
       Distributor:   Van Eck Securities Corporation
                      99 Park Avenue, New York, NY 10016
                      www.vaneck.com
Account Assistance:   (800) 544-4653


This report must be accompanied or preceded by a Van Eck Funds Prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest.

[VAN ECK GLOBAL LOGO]                     ----------------
                                          FIRST CLASS MAIL
99 Park Avenue                              U.S. POSTAGE
New York, NY 10016                              PAID
                                           HACKENSACK, NJ
                                            PERMIT NO 9
                                          ----------------